UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07391

AB UNCONSTRAINED BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas,

New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2019

Date of reporting period: October 31, 2019

ITEM 1. REPORTS TO STOCKHOLDERS.

OCT    10.31.19

ANNUAL REPORT

AB UNCONSTRAINED BOND FUND

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Unconstrained Bond Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB UNCONSTRAINED BOND FUND | 1

ANNUAL REPORT

December 16, 2019

This report provides management’s discussion of fund performance for AB Unconstrained Bond Fund for the annual reporting period ended October 31, 2019.

The Fund’s investment objective is to generate current income consistent with preservation of capital.

NAV RETURNS AS OF OCTOBER 31, 2019 (unaudited)

	6 Months	12 Months

AB UNCONSTRAINED BOND FUND[1]

Class A Shares	-4.41%	-4.70%

Class B Shares[2]	-4.65%	-5.42%

Class C Shares	-4.66%	-5.43%

Advisor Class Shares[3]	-4.17%	-4.46%

Class R Shares[3]	-4.49%	-4.98%

Class K Shares[3]	-4.32%	-4.67%

Class I Shares[3]	-4.15%	-4.40%

Class Z Shares[3]	-4.16%	-4.42%

Primary Benchmark: ICE BofA ML 3-Month US T-Bill Index	1.21%	2.40%

Bloomberg Barclays Global Aggregate Bond Index (USD hedged)	5.35%	10.67%

1

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2	Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

3

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its primary benchmark, the Intercontinental Exchange Bank of America Merrill Lynch (“ICE BofA ML”) 3-Month US Treasury Bill (“T-Bill”) Index, and the Bloomberg Barclays Global Aggregate Bond Index (USD hedged) for the six- and 12-month periods ended October 31, 2019.

During the 12-month period, all share classes of the Fund underperformed the primary benchmark, before sales charges. Country allocation (a result of bottom-up security analysis combined with fundamental research) and

2 | AB UNCONSTRAINED BOND FUND	abfunds.com

yield-curve positioning detracted, relative to the benchmark, largely within the US, eurozone and UK, although the Fund’s holdings in Canada and Mexico were positive. Sector and security selection contributed, helped most by selection in high-yield corporates and equities. Holdings in sovereign bonds offset some of these gains. Currency investments also added to returns, as gains from positioning in the Indonesian rupiah, Turkish lira, euro and yen offset losses from an overweight in the Brazilian real.

During the six-month period, all share classes of the Fund underperformed the primary benchmark, before sales charges. Country allocation and yield-curve positioning detracted, mainly within the US, eurozone and UK, although the Fund’s holdings in Canada and Mexico were positive. Sector and security selection also detracted, as gains from selection in high-yield corporate bonds and commercial mortgage-backed securities were more than offset by exposure to bank loans, sovereign bonds and inflation-linked securities. Currency decisions did not have a meaningful impact on returns during the period.

During both periods, the Fund utilized derivatives in the form of interest rate swaps, futures and interest rate swaptions to manage and hedge duration risk and/or to take active yield-curve positioning. The Fund also utilized currency forwards and currency options, both written and purchased, to hedge foreign currency exposure and to take active currency risk. Purchased and written equity options were used in an effort to add alpha (a measure of how the Fund is performing on a risk-adjusted basis versus its benchmark) through different strategies, including but not limited to, relative value, put spreads and call spreads, which had no material impact on absolute returns. Credit default swaps, both single name and index, were used to manage and hedge investment-grade and high-yield credit risk taken through cash bonds. Total return swaps and variance swaps were used to take active risk and as hedging tools against other active equity-like risks in the Fund, which detracted from performance.

MARKET REVIEW AND INVESTMENT STRATEGY

Fixed-income markets performed strongly over the 12-month period ended October 31, 2019. The US Federal Reserve lowered interest rates three times, reacting to slowing global growth, declining manufacturing output and faltering business confidence from the ongoing US-China trade conflict. The European Central Bank followed suit in September by cutting rates to a record low and announcing the resumption of quantitative easing. The Reserve Bank of Australia cut interest rates three times to a new low, while the Bank of Japan issued guidance for low interest rates well into 2020. The Bank of Canada maintained interest rates, as the country’s overall economy remained in balance. Central bankers in numerous other developed and emerging markets also lowered interest rates and signaled further monetary easing and potential fiscal stimulus measures to boost faltering demand. Inflation remained below target in most developed countries and was falling in emerging markets.

abfunds.com	AB UNCONSTRAINED BOND FUND | 3

Long-dated developed-market treasury securities and emerging-market sovereign debt were strong performers given their interest-rate sensitivity. Investment-grade corporate bond returns were also robust, and spreads remained near historical lows, outperforming high-yield bonds. At the end of the period, positive signs emerged of a partial US-China trade agreement and an increased likelihood of the UK leaving the European Union at the end of January 2020 with a negotiated deal. The US dollar remained strong as a safe haven during a period of increased global growth uncertainty, but weakened in October against most developed- and emerging-market currencies.

The Fund’s Senior Investment Management Team (the “Team”) continues to seek to generate attractive total returns while preserving capital by investing across a broad range of global fixed-income sectors. The Team’s approach is an alternative to traditional “core” fixed income that is unconstrained in its investable universe, flexible to allow for dynamic asset allocation, but well-defined in its structure.

INVESTMENT POLICIES

The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities and derivatives related to fixed-income securities. The Fund employs a dynamic risk allocation, meaning that the Fund’s risk profile may vary significantly over time based upon market conditions. The Fund invests in a portfolio that includes fixed-income securities of US and non-US companies and US and non-US government securities and supranational entities, including lower-rated securities.

The Fund may invest in debt securities with a range of maturities from short- to long-term. The Fund expects that its average portfolio duration will vary normally from negative three years to positive seven years, depending upon the Adviser’s forecast of interest rates and assessment of market risks generally. Duration is a measure of a fixed-income security’s sensitivity to changes in interest rates. The value of a fixed-income security with positive duration will decline if interest rates increase. Conversely, the value of a fixed-income security with negative duration will increase as interest rates increase. The Fund will seek to achieve negative duration through the use of derivatives, such as futures and total return swaps.

The Fund typically maintains at least 50% of its net assets in investment-grade securities. The Fund may invest up to 50% of its net assets in below investment-grade securities, such as corporate high-yield fixed-income securities, sovereign debt obligations and fixed-income securities of issuers located in emerging markets.

(continued on next page)

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The Fund may also invest in mortgage-related and other asset-backed securities, loan participations, inflation-indexed securities, structured securities, variable, floating, and inverse floating-rate instruments and preferred stock, and may use other investment techniques. The Fund may make short sales of securities or currencies or maintain a short position. The Fund may use borrowings or other leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may utilize, without limit, derivatives, such as options, futures contracts, forwards or swaps, including those on fixed-income and equity securities and foreign currencies.

abfunds.com	AB UNCONSTRAINED BOND FUND | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

The ICE BofA ML® 3-Month US T-Bill Index and the Bloomberg Barclays Global Aggregate Bond Index (USD hedged) are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The ICE BofA ML 3-Month US T-Bill Index measures the performance of Treasury securities maturing in 90 days. The Bloomberg Barclays Global Aggregate Bond Index represents the performance of the global investment-grade developed fixed-income markets, hedged to the US dollar. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade or dispose of than other types of securities.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

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DISCLOSURES AND RISKS (continued)

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives may also be subject to counterparty risk to a greater degree than more traditional investments.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such

abfunds.com	AB UNCONSTRAINED BOND FUND | 7

DISCLOSURES AND RISKS (continued)

investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years illiquid investments risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4) and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

10/31/2009 TO 10/31/2019

This chart illustrates the total value of an assumed $10,000 investment in AB Unconstrained Bond Fund Class A shares (from 10/31/2009 to 10/31/2019) as compared to the performance of the Fund’s benchmarks. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

abfunds.com	AB UNCONSTRAINED BOND FUND | 9

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			2.09%

1 Year	-4.70%	-8.81%

5 Years	0.50%	-0.36%

10 Years	2.32%	1.88%

CLASS B SHARES			1.45%

1 Year	-5.42%	-9.13%

5 Years	-0.24%	-0.24%

10 Years[2]	1.75%	1.75%

CLASS C SHARES			1.44%

1 Year	-5.43%	-6.36%

5 Years	-0.22%	-0.22%

10 Years	1.62%	1.62%

ADVISOR CLASS SHARES[3]			2.44%

1 Year	-4.46%	-4.46%

5 Years	0.77%	0.77%

10 Years	2.62%	2.62%

CLASS R SHARES[3]			1.71%

1 Year	-4.98%	-4.98%

5 Years	0.24%	0.24%

10 Years	2.11%	2.11%

CLASS K SHARES[3]			2.01%

1 Year	-4.67%	-4.67%

5 Years	0.52%	0.52%

10 Years	2.38%	2.38%

CLASS I SHARES[3]			2.46%

1 Year	-4.40%	-4.40%

5 Years	0.78%	0.78%

10 Years	2.64%	2.64%

CLASS Z SHARES[3]			2.47%

1 Year	-4.42%	-4.42%

Since Inception[4]	0.80%	0.80%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.08%, 1.85%, 1.83%, 0.83%, 1.52%, 1.21%, 0.77% and 0.79% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expenses (exclusive of interest expense) to 0.90%, 1.65%, 1.65%, 0.65%, 1.15%, 0.90%, 0.65% and 0.65% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

waivers/reimbursements may not be terminated before January 31, 2020 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2019.

2	Assumes conversion of Class B shares into Class A shares after eight years.

3

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

4	Inception date: 11/4/2014.

abfunds.com	AB UNCONSTRAINED BOND FUND | 11

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-9.43%

5 Years	-0.39%

10 Years	1.91%

CLASS B SHARES

1 Year	-9.77%

5 Years	-0.29%

10 Years[1]	1.78%

CLASS C SHARES

1 Year	-7.02%

5 Years	-0.30%

10 Years	1.64%

ADVISOR CLASS SHARES[2]

1 Year	-5.01%

5 Years	0.72%

10 Years	2.63%

CLASS R SHARES[2]

1 Year	-5.53%

5 Years	0.22%

10 Years	2.13%

CLASS K SHARES[2]

1 Year	-5.33%

5 Years	0.47%

10 Years	2.40%

CLASS I SHARES[2]

1 Year	-5.07%

5 Years	0.73%

10 Years	2.66%

CLASS Z SHARES[2]

1 Year	-5.10%

Since Inception[3]	0.65%

1	Assumes conversion of Class B shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 11/4/2014.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB UNCONSTRAINED BOND FUND | 13

EXPENSE EXAMPLE (continued)

	Beginning Account Value 5/1/2019	Ending Account Value 10/31/2019	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$952.20	$4.43	0.90%
Hypothetical**	$1,000	$1,020.67	$4.58	0.90%
Class B
Actual	$1,000	$948.60	$8.10	1.65%
Hypothetical**	$1,000	$1,016.89	$8.39	1.65%
Class C
Actual	$1,000	$948.50	$8.10	1.65%
Hypothetical**	$1,000	$1,016.89	$8.39	1.65%
Advisor Class
Actual	$1,000	$954.60	$3.20	0.65%
Hypothetical**	$1,000	$1,021.93	$3.31	0.65%
Class R
Actual	$1,000	$951.50	$5.66	1.15%
Hypothetical**	$1,000	$1,019.41	$5.85	1.15%
Class K
Actual	$1,000	$952.00	$4.43	0.90%
Hypothetical**	$1,000	$1,020.67	$4.58	0.90%
Class I
Actual	$1,000	$954.80	$3.20	0.65%
Hypothetical**	$1,000	$1,021.93	$3.31	0.65%
Class Z
Actual	$1,000	$953.50	$3.20	0.65%
Hypothetical**	$1,000	$1,021.93	$3.31	0.65%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

October 31, 2019 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $185.3

1

All data are as of October 31, 2019. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.4% or less in the following security types: Common Stocks, Emerging Markets–Treasuries, Local Governments–US Municipal Bonds, Options Purchased–Calls, Options Purchased–Puts and Warrants.

abfunds.com	AB UNCONSTRAINED BOND FUND | 15

PORTFOLIO SUMMARY (continued)

October 31, 2019 (unaudited)

1

All data are as of October 31, 2019. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.5% or less in the following: Argentina, Brazil, Chile, Costa Rica, Denmark, Dominican Republic, Ecuador, Euro Zone, Gabon, Hungary, Ireland, Italy, Ivory Coast, Kuwait, Luxembourg, Macau, Netherlands, Norway, Senegal, South Africa, Spain, Sweden, Turkey and United Arab Emirates.

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PORTFOLIO OF INVESTMENTS

October 31, 2019

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 25.7%
Belgium – 2.6%
Kingdom of Belgium Government Bond Series 87 0.90%, 6/22/29(a)	EUR	3,835	$4,691,715

Canada – 8.3%
Canadian Government Bond 2.25%, 6/01/29	CAD	18,910	15,422,956

France – 0.4%
French Republic Government Bond OAT 0.75%, 5/25/28(a)	EUR	576	696,963

Indonesia – 1.5%
Indonesia Treasury Bond Series FR77 8.125%, 5/15/24	IDR	37,005,000	2,811,557

Malaysia – 1.4%
Malaysia Government Bond Series 0114 4.181%, 7/15/24	MYR	986	244,159
Series 0217 4.059%, 9/30/24		990	244,186
Series 0218 3.757%, 4/20/23		1,794	436,493
Series 0313 3.48%, 3/15/23		7,125	1,717,472

			2,642,310

United States – 11.5%
U.S. Treasury Notes 1.625%, 5/15/26(b)(c)	U.S.$	12,185	12,204,039
2.375%, 5/15/29		2,725	2,890,203
2.875%, 10/31/20(b)		6,125	6,201,563

			21,295,805

Total Governments – Treasuries (cost $46,326,545)			47,561,306

CORPORATES – NON-INVESTMENT GRADE – 18.3%
Industrial – 13.8%
Basic – 1.2%
Advanced Drainage Systems, Inc. 5.00%, 9/30/27(a)		36	36,812
CF Industries, Inc. 4.95%, 6/01/43		27	27,028
5.15%, 3/15/34		136	144,463

abfunds.com	AB UNCONSTRAINED BOND FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Crown Americas LLC/Crown Americas Capital Corp. VI 4.75%, 2/01/26	U.S.$	27	$28,359
Eldorado Gold Corp. 9.50%, 6/01/24(a)		107	115,564
Flex Acquisition Co., Inc. 6.875%, 1/15/25(a)		16	15,092
7.875%, 7/15/26(a)		72	68,007
FMG Resources (August 2006) Pty Ltd. 4.75%, 5/15/22(a)		129	132,879
5.125%, 3/15/23-5/15/24(a)		84	87,652
Freeport-McMoRan, Inc. 3.55%, 3/01/22		101	101,837
5.00%, 9/01/27		162	165,442
5.25%, 9/01/29		162	165,003
Graphic Packaging International LLC 4.75%, 7/15/27(a)		43	45,717
Grinding Media, Inc./Moly-Cop AltaSteel Ltd. 7.375%, 12/15/23(a)		177	171,006
Kraton Polymers LLC/Kraton Polymers Capital Corp. 5.25%, 5/15/26(a)	EUR	100	111,999
Novelis Corp. 6.25%, 8/15/24(a)	U.S.$	50	52,450
Olin Corp. 5.625%, 8/01/29		88	91,854
Peabody Energy Corp. 6.00%, 3/31/22(a)		160	148,020
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.125%, 7/15/23(a)		176	180,508
Sealed Air Corp. 6.875%, 7/15/33(a)		159	185,942
United States Steel Corp. 6.25%, 3/15/26		65	54,482
6.875%, 8/15/25		65	58,677
WR Grace & Co.-Conn 5.125%, 10/01/21(a)		56	58,076

			2,246,869

Capital Goods – 0.9%
BBA US Holdings, Inc. 4.00%, 3/01/28(a)		110	109,204
Bombardier, Inc. 6.00%, 10/15/22(a)		44	42,911
6.125%, 1/15/23(a)		11	10,697

18 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

7.50%, 3/15/25(a)	U.S.$	28	$26,777
7.875%, 4/15/27(a)		60	56,469
Clean Harbors, Inc. 4.875%, 7/15/27(a)		87	90,846
5.125%, 7/15/29(a)		21	22,301
Cleaver-Brooks, Inc. 7.875%, 3/01/23(a)		60	57,028
Colfax Corp. 6.00%, 2/15/24(a)		23	24,471
Gates Global LLC/Gates Global Co. 6.00%, 7/15/22(a)		20	19,974
GFL Environmental, Inc. 5.375%, 3/01/23(a)		116	120,305
Granite Holdings US Acquisition Co. 11.00%, 10/01/27(a)		20	18,533
Griffon Corp. 5.25%, 3/01/22		99	99,956
JELD-WEN, Inc. 4.625%, 12/15/25(a)		13	12,963
RBS Global, Inc./Rexnord LLC 4.875%, 12/15/25(a)		62	63,986
SPX FLOW, Inc. 5.875%, 8/15/26(a)		105	110,293
Summit Materials LLC/Summit Materials Finance Corp. 6.125%, 7/15/23		62	63,087
Terex Corp. 5.625%, 2/01/25(a)		98	98,237
Tervita Corp. 7.625%, 12/01/21(a)		53	52,827
TransDigm, Inc. 6.25%, 3/15/26(a)		255	273,162
6.375%, 6/15/26		47	48,972
6.50%, 5/15/25		58	60,025
Triumph Group, Inc. 6.25%, 9/15/24(a)		17	17,876
7.75%, 8/15/25		191	191,465

			1,692,365

Communications - Media – 2.1%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.00%, 3/01/23(a)		218	221,727
5.00%, 2/01/28(a)		285	298,133
5.125%, 5/01/27(a)		91	95,876
5.75%, 2/15/26(a)		51	53,942
5.875%, 4/01/24(a)		135	140,738

abfunds.com	AB UNCONSTRAINED BOND FUND | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Clear Channel Communications, Inc. Zero Coupon, 12/15/19(d)(e)(f)(g)	U.S.$	251	$	– 0	–
Clear Channel Worldwide Holdings, Inc. 5.125%, 8/15/27(a)		47		48,993
CSC Holdings LLC 5.375%, 7/15/23(a)		200		205,334
5.50%, 5/15/26(a)		237		250,297
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375%, 8/15/26(a)		71		74,238
6.625%, 8/15/27(a)		86		88,674
DISH DBS Corp. 5.875%, 7/15/22		520		543,479
iHeartCommunications, Inc. 5.25%, 8/15/27(a)		11		11,359
6.375%, 5/01/26		15		16,308
8.375%, 5/01/27		92		99,202
LCPR Senior Secured Financing DAC 6.75%, 10/15/27(a)		200		205,792
Liberty Interactive LLC 8.25%, 2/01/30		11		11,219
Meredith Corp. 6.875%, 2/01/26		114		118,151
National CineMedia LLC 5.875%, 4/15/28(a)		76		79,812
Netflix, Inc. 4.375%, 11/15/26		7		7,122
5.875%, 11/15/28		115		126,732
Outfront Media Capital LLC/Outfront Media Capital Corp. 5.00%, 8/15/27(a)		19		19,915
Radiate Holdco LLC/Radiate Finance, Inc. 6.875%, 2/15/23(a)		32		32,643
Scripps Escrow, Inc. 5.875%, 7/15/27(a)		87		89,288
Sinclair Television Group, Inc. 5.625%, 8/01/24(a)		123		126,876
Sirius XM Radio, Inc. 3.875%, 8/01/22(a)		185		189,007
4.625%, 7/15/24(a)		29		30,315
5.375%, 4/15/25(a)		158		164,518
5.50%, 7/01/29(a)		56		60,626
Summer BC Holdco B SARL 5.75%, 10/31/26(a)	EUR	110		122,864
TEGNA, Inc. 5.00%, 9/15/29(a)	U.S.$	84		85,196

20 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Univision Communications, Inc. 5.125%, 5/15/23(a)	U.S.$	14	$14,087
Virgin Media Secured Finance PLC 4.875%, 1/15/27(a)	GBP	166	222,590

			3,855,053

Communications - Telecommunications – 1.8%
Altice France SA/France 7.375%, 5/01/26(a)	U.S.$	250	267,755
C&W Senior Financing DAC 6.875%, 9/15/27(a)		200	210,674
CB T-Mobile USA, Inc. 4.50%, 2/01/26(d)(e)(f)(g)		290	– 0	–
6.00%, 4/15/24(d)(e)(f)(g)		128	– 0	–
6.375%, 3/01/25(d)(e)(f)(g)		153	– 0	–
CenturyLink, Inc. Series S 6.45%, 6/15/21		55	57,893
Series T 5.80%, 3/15/22		187	197,521
Series Y 7.50%, 4/01/24		99	112,358
Consolidated Communications, Inc. 6.50%, 10/01/22		11	9,926
GTT Communications, Inc. 7.875%, 12/31/24(a)		16	9,329
Intelsat Jackson Holdings SA 5.50%, 8/01/23		239	223,993
8.50%, 10/15/24(a)		135	136,759
9.50%, 9/30/22(a)		103	119,245
Level 3 Financing, Inc. 5.375%, 8/15/22-1/15/24		197	198,315
Level 3 Parent LLC 5.75%, 12/01/22		63	63,132
Nexstar Broadcasting, Inc. 5.625%, 7/15/27(a)		32	33,795
Sprint Capital Corp. 8.75%, 3/15/32		159	194,091
Sprint Communications, Inc. 7.00%, 3/01/20(a)		143	145,025
Sprint Corp. 7.625%, 2/15/25-3/01/26		217	239,556
7.875%, 9/15/23		252	278,179
T-Mobile USA, Inc. 4.50%, 2/01/26		290	299,293
6.00%, 4/15/24		128	132,960

abfunds.com	AB UNCONSTRAINED BOND FUND | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Telecom Italia Capital SA 7.20%, 7/18/36	U.S.$	81	$94,854
7.721%, 6/04/38		27	33,135
West Corp. 8.50%, 10/15/25(a)		37	28,091
Zayo Group LLC/Zayo Capital, Inc. 6.00%, 4/01/23		141	144,996

			3,230,875

Consumer Cyclical - Automotive – 0.6%
Allison Transmission, Inc. 5.875%, 6/01/29(a)		89	95,904
American Axle & Manufacturing, Inc. 6.25%, 4/01/25		96	92,633
BCD Acquisition, Inc. 9.625%, 9/15/23(a)		79	81,374
Exide Technologies 7.25%, 4/30/27(d)(f)(h)(i)(j)		164	63,914
11.00% (3.00% Cash and 8.00% PIK), 10/31/24(d)(f)(i)(j)		126	106,085
IHO Verwaltungs GmbH 3.625% (3.625% Cash or 4.375% PIK), 5/15/25(a)(i)	EUR	100	114,039
Meritor, Inc. 6.25%, 2/15/24	U.S.$	94	96,510
Navistar International Corp. 6.625%, 11/01/25(a)		46	46,921
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 6.25%, 5/15/26(a)		120	126,988
Tenneco, Inc. 5.00%, 7/15/26		150	118,658
Titan International, Inc. 6.50%, 11/30/23		134	111,564
Truck Hero, Inc. 8.50%, 4/21/24(a)		79	78,610

			1,133,200

Consumer Cyclical - Entertainment – 0.1%
Cedar Fair LP 5.25%, 7/15/29(a)		24	25,661
Constellation Merger Sub, Inc. 8.50%, 9/15/25(a)		10	7,018
Mattel, Inc. 6.75%, 12/31/25(a)		46	48,154
NCL Corp., Ltd. 4.75%, 12/15/21(a)		7	7,102

22 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

VOC Escrow Ltd. 5.00%, 2/15/28(a)	U.S.$	81	$84,352

			172,287

Consumer Cyclical - Other – 1.4%
Ashton Woods USA LLC/Ashton Woods Finance Co. 6.75%, 8/01/25(a)		38	38,086
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 6.25%, 9/15/27(a)		122	124,570
Eldorado Resorts, Inc. 6.00%, 4/01/25		100	105,403
Five Point Operating Co. LP/Five Point Capital Corp. 7.875%, 11/15/25(a)		116	109,813
Forestar Group, Inc. 8.00%, 4/15/24(a)		106	114,711
Hilton Domestic Operating Co., Inc. 4.875%, 1/15/30(a)		27	28,692
5.125%, 5/01/26		100	105,581
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc. 6.125%, 12/01/24		71	75,834
Installed Building Products, Inc. 5.75%, 2/01/28(a)		53	55,648
KB Home 4.80%, 11/15/29		20	20,154
7.00%, 12/15/21		57	61,452
Marriott Ownership Resorts, Inc./ILG LLC Series WI 6.50%, 9/15/26		120	129,868
Mattamy Group Corp. 6.50%, 10/01/25(a)		89	94,487
MGM Resorts International 5.50%, 4/15/27		197	216,688
PulteGroup, Inc. 5.00%, 1/15/27		129	141,067
6.00%, 2/15/35		9	9,945
7.875%, 6/15/32		148	186,516
Shea Homes LP/Shea Homes Funding Corp. 5.875%, 4/01/23(a)		218	223,267
Stars Group Holdings BV/Stars Group US Co-Borrower LLC 7.00%, 7/15/26(a)		66	71,245
Taylor Morrison Communities, Inc. 5.75%, 1/15/28(a)		118	130,654
5.875%, 6/15/27(a)		27	30,173

abfunds.com	AB UNCONSTRAINED BOND FUND | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc. 5.625%, 3/01/24(a)	U.S.$	95	$103,034
Twin River Worldwide Holdings, Inc. 6.75%, 6/01/27(a)		48	50,493
Wyndham Hotels & Resorts, Inc. 5.375%, 4/15/26(a)		89	94,110
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.50%, 3/01/25(a)		220	234,352

			2,555,843

Consumer Cyclical - Restaurants – 0.2%
1011778 BC ULC/New Red Finance, Inc. 3.875%, 1/15/28(a)		45	45,257
Golden Nugget, Inc. 8.75%, 10/01/25(a)		25	26,355
IRB Holding Corp. 6.75%, 2/15/26(a)		192	195,360
Yum! Brands, Inc. 4.75%, 1/15/30(a)		65	68,153

			335,125

Consumer Cyclical - Retailers – 0.3%
FirstCash, Inc. 5.375%, 6/01/24(a)		16	16,563
Group 1 Automotive, Inc. 5.00%, 6/01/22		89	90,070
Murphy Oil USA, Inc. 4.75%, 9/15/29		34	35,484
PetSmart, Inc. 7.125%, 3/15/23(a)		62	57,926
Rite Aid Corp. 6.125%, 4/01/23(a)		33	28,171
Staples, Inc. 7.50%, 4/15/26(a)		210	218,627
TPro Acquisition Corp. 11.00%, 10/15/24(a)		49	47,214
William Carter Co. (The) 5.625%, 3/15/27(a)		93	99,619

			593,674

Consumer Non-Cyclical – 1.8%
Air Medical Group Holdings, Inc. 6.375%, 5/15/23(a)		150	127,528
Albertsons Cos, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 6.625%, 6/15/24		137	143,719

24 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

ASP AMC Merger Sub, Inc. 8.00%, 5/15/25(a)	U.S.$	7	$4,344
Aveta, Inc. 10.50%, 3/01/21(d)(e)(f)(g)		1,062	– 0	–
Bausch Health Americas, Inc. 8.50%, 1/31/27(a)		408	458,429
Bausch Health Cos., Inc. 5.50%, 11/01/25(a)		27	28,174
6.125%, 4/15/25(a)		90	93,568
BCPE Cycle Merger Sub II, Inc. 10.625%, 7/15/27(a)		41	38,335
Chobani LLC/Chobani Finance Corp., Inc. 7.50%, 4/15/25(a)		13	12,478
CHS/Community Health Systems, Inc. 5.125%, 8/01/21		37	36,905
6.25%, 3/31/23		198	193,164
8.125%, 6/30/24(a)		139	106,387
DaVita, Inc. 5.125%, 7/15/24		220	225,068
Dean Foods Co. 6.50%, 3/15/23(a)		30	14,057
Eagle Holding Co. II LLC 7.625% (7.625% Cash or 8.375% PIK), 5/15/22(a)(i)		149	150,831
7.75% (7.75% Cash or 8.50% PIK), 5/15/22(a)(i)		3	3,050
Envision Healthcare Corp. 8.75%, 10/15/26(a)		77	44,232
Fresh Market, Inc. (The) 9.75%, 5/01/23(a)		13	7,595
Hadrian Merger Sub, Inc. 8.50%, 5/01/26(a)		168	165,502
HCA, Inc. 7.58%, 9/15/25		65	77,484
Hill-Rom Holdings, Inc. 4.375%, 9/15/27(a)		25	25,750
Immucor, Inc. 11.125%, 2/15/22(a)		30	30,032
Kronos Acquisition Holdings, Inc. 9.00%, 8/15/23(a)		8	6,970
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.50%, 4/15/25(a)		28	9,207
MEDNAX, Inc. 6.25%, 1/15/27(a)		27	26,733
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA 6.625%, 5/15/22(a)		106	102,473

abfunds.com	AB UNCONSTRAINED BOND FUND | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Post Holdings, Inc. 5.50%, 12/15/29(a)	U.S.$	134	$141,353
RegionalCare Hospital Partners Holdings, Inc. 8.25%, 5/01/23(a)		47	50,188
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc. 9.75%, 12/01/26(a)		117	128,423
Spectrum Brands, Inc. 5.75%, 7/15/25		48	50,128
Tenet Healthcare Corp. 4.875%, 1/01/26(a)		187	193,709
5.125%, 5/01/25		28	28,653
5.125%, 11/01/27(a)		123	128,469
6.25%, 2/01/27(a)		114	120,390
6.75%, 6/15/23		227	240,449
8.125%, 4/01/22		41	44,362
Vizient, Inc. 6.25%, 5/15/27(a)		16	17,270
West Street Merger Sub, Inc. 6.375%, 9/01/25(a)		41	39,157

			3,314,566

Energy – 1.7%
American Midstream Partners LP/American Midstream Finance Corp. 9.50%, 12/15/21(a)		10	9,340
Berry Petroleum Co. LLC 7.00%, 2/15/26(a)		144	131,454
California Resources Corp. 5.50%, 9/15/21(g)		33	7,216
8.00%, 12/15/22(a)		3	930
Carrizo Oil & Gas, Inc. 6.25%, 4/15/23		87	81,742
8.25%, 7/15/25		19	18,465
Cheniere Energy Partners LP 4.50%, 10/01/29(a)		38	38,736
5.25%, 10/01/25		4	4,149
Chesapeake Energy Corp. 7.00%, 10/01/24		252	170,968
8.00%, 1/15/25		41	27,063
Denbury Resources, Inc. 7.75%, 2/15/24(a)		87	63,929
9.25%, 3/31/22(a)		96	79,585
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		154	76,537
5.70%, 10/15/39		91	48,429

26 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EP Energy LLC/Everest Acquisition Finance, Inc. 7.75%, 9/01/22(e)(k)	U.S.$	127	$317
8.00%, 11/29/24(a)(e)(k)		24	9,997
Genesis Energy LP/Genesis Energy Finance Corp. 5.625%, 6/15/24		103	96,946
6.00%, 5/15/23		35	34,339
6.25%, 5/15/26		5	4,625
6.50%, 10/01/25		8	7,604
Global Partners LP/GLP Finance Corp. 7.00%, 8/01/27(a)		42	43,739
Gulfport Energy Corp. 6.00%, 10/15/24		223	143,294
6.375%, 5/15/25-1/15/26		98	58,863
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp. 5.625%, 2/15/26(a)		120	125,523
HighPoint Operating Corp. 7.00%, 10/15/22		138	125,378
Hilcorp Energy I LP/Hilcorp Finance Co. 5.75%, 10/01/25(a)		221	197,075
Indigo Natural Resources LLC 6.875%, 2/15/26(a)		198	180,931
Nabors Industries, Inc. 5.50%, 1/15/23		148	124,545
NGL Energy Partners LP/NGL Energy Finance Corp. 7.50%, 11/01/23		198	197,550
Nine Energy Service, Inc. 8.75%, 11/01/23(a)		77	58,004
Parkland Fuel Corp. 6.00%, 4/01/26(a)		187	197,835
QEP Resources, Inc. 5.25%, 5/01/23		99	94,286
Range Resources Corp. 4.875%, 5/15/25		64	51,360
5.00%, 8/15/22-3/15/23		93	84,044
5.875%, 7/01/22		6	5,705
SandRidge Energy, Inc. 8.125%, 10/15/22(d)(e)(f)(g)		665	– 0	–
SM Energy Co. 6.125%, 11/15/22		48	46,152
SRC Energy, Inc. 6.25%, 12/01/25		22	20,572
Sunoco LP/Sunoco Finance Corp. 5.875%, 3/15/28		112	117,759
6.00%, 4/15/27		4	4,251

abfunds.com	AB UNCONSTRAINED BOND FUND | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.50%, 7/15/27(a)	U.S.$	70	$74,974
Transocean, Inc. 6.80%, 3/15/38		82	50,437
7.25%, 11/01/25(a)		20	17,611
9.00%, 7/15/23(a)		105	106,651
Valaris PLC 7.75%, 2/01/26		9	4,996
Vine Oil & Gas LP/Vine Oil & Gas Finance Corp. 8.75%, 4/15/23(a)		191	73,170
Whiting Petroleum Corp. 5.75%, 3/15/21		28	26,317
6.25%, 4/01/23		20	14,467
6.625%, 1/15/26		20	12,379
WPX Energy, Inc. 5.75%, 6/01/26		8	8,067

			3,178,306

Other Industrial – 0.2%
American Builders & Contractors Supply Co., Inc. 4.00%, 1/15/28(a)		58	57,869
IAA, Inc. 5.50%, 6/15/27(a)		27	28,960
KAR Auction Services, Inc. 5.125%, 6/01/25(a)		127	132,749
Laureate Education, Inc. 8.25%, 5/01/25(a)		54	58,616
Performance Food Group, Inc. 5.50%, 10/15/27(a)		47	49,816

			328,010

Services – 0.5%
ACE Cash Express, Inc. 12.00%, 12/15/22(a)		8	7,403
Aptim Corp. 7.75%, 6/15/25(a)		53	37,313
Aramark Services, Inc. 5.00%, 4/01/25(a)		113	117,598
Carriage Services, Inc. 6.625%, 6/01/26(a)		11	11,488
GW B-CR Security Corp. 9.50%, 11/01/27(a)		36	36,969
Harsco Corp. 5.75%, 7/31/27(a)		199	208,125

28 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Monitronics International, Inc. Zero Coupon, 4/01/20(d)(e)(f)(g)	U.S.$	33	$	– 0	–
Nielsen Finance LLC/Nielsen Finance Co. 5.00%, 4/15/22(a)		135		135,948
Prime Security Services Borrower LLC/Prime Finance, Inc. 5.25%, 4/15/24(a)		27		27,583
9.25%, 5/15/23(a)		48		50,439
Refinitiv US Holdings, Inc. 6.25%, 5/15/26(a)		18		19,564
8.25%, 11/15/26(a)		58		65,133
Ritchie Bros Auctioneers, Inc. 5.375%, 1/15/25(a)		25		26,105
Sabre GLBL, Inc. 5.25%, 11/15/23(a)		75		76,896
Team Health Holdings, Inc. 6.375%, 2/01/25(a)		92		59,528
Verscend Escrow Corp. 9.75%, 8/15/26(a)		103		109,851

				989,943

Technology – 0.5%
APX Group, Inc. 7.875%, 12/01/22		113		112,834
Ascend Learning LLC 6.875%, 8/01/25(a)		35		36,663
Banff Merger Sub, Inc. 9.75%, 9/01/26(a)		124		115,753
CDK Global, Inc. 5.875%, 6/15/26		78		83,648
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc. 5.75%, 3/01/25(a)		13		13,302
CommScope, Inc. 5.50%, 3/01/24-6/15/24(a)		131		125,866
6.00%, 3/01/26(a)		166		170,550
8.25%, 3/01/27(a)		112		106,025
Exela Intermediate LLC/Exela Finance, Inc. 10.00%, 7/15/23(a)		14		6,695
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 SARL/Greeneden US Ho 10.00%, 11/30/24(a)		18		19,438
Harland Clarke Holdings Corp. 9.25%, 3/01/21(a)		45		41,642
NCR Corp. 5.75%, 9/01/27(a)		30		30,684
6.125%, 9/01/29(a)		23		24,113

abfunds.com	AB UNCONSTRAINED BOND FUND | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Rackspace Hosting, Inc. 8.625%, 11/15/24(a)	U.S.$	32	$29,181
Riverbed Technology, Inc. 8.875%, 3/01/23(a)		14	6,333
Solera LLC/Solera Finance, Inc. 10.50%, 3/01/24(a)		62	64,781

			987,508

Transportation - Services – 0.5%
Algeco Global Finance PLC 8.00%, 2/15/23(a)		200	197,442
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.75%, 7/15/27(a)		13	13,365
Europcar Mobility Group 4.00%, 4/30/26	EUR	150	155,498
Herc Holdings, Inc. 5.50%, 7/15/27(a)	U.S.$	65	67,912
Hertz Corp. (The) 6.25%, 10/15/22		36	36,365
7.625%, 6/01/22(a)		133	138,419
United Rentals North America, Inc. 5.50%, 5/15/27		76	80,275
6.50%, 12/15/26		109	118,088
XPO Logistics, Inc. 6.75%, 8/15/24(a)		89	96,681

			904,045

			25,517,669

Financial Institutions – 4.1%
Banking – 2.7%
Banco Bilbao Vizcaya Argentaria SA 5.875%, 9/24/23(a)(l)	EUR	200	237,326
Banco Santander SA 6.75%, 4/25/22(a)(l)		200	242,614
Barclays PLC 8.00%, 6/15/24(l)	U.S.$	200	218,801
CIT Group, Inc. 5.25%, 3/07/25		9	9,910
Citigroup, Inc. Series T 6.25%, 8/15/26(l)		69	78,132
Series U 5.00%, 9/12/24(l)		135	139,463
Danske Bank A/S Series E 5.875%, 4/06/22(a)(l)	EUR	200	237,744

30 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Goldman Sachs Group, Inc. (The) Series P 5.00%, 11/10/22(l)	U.S.$	97	$96,258
Royal Bank of Scotland Group PLC Series U 4.424% (LIBOR 3 Month + 2.32%), 9/30/27(l)(m)		3,300	3,211,474
Standard Chartered PLC 3.446% (LIBOR 3 Month + 1.51%), 1/30/27(a)(l)(m)		600	502,075

			4,973,797

Brokerage – 0.1%
Lehman Brothers Holdings, Inc. Zero Coupon 5/25/10-1/12/12(e)(g)(n)		875	10,850
LPL Holdings, Inc. 5.75%, 9/15/25(a)		107	111,562
NFP Corp. 6.875%, 7/15/25(a)		35	34,498
8.00%, 7/15/25(a)		52	52,784

			209,694

Finance – 0.5%
CNG Holdings, Inc. 12.50%, 6/15/24(a)		48	45,081
Compass Group Diversified Holdings LLC 8.00%, 5/01/26(a)		43	46,447
Curo Group Holdings Corp. 8.25%, 9/01/25(a)		114	100,648
Enova International, Inc. 8.50%, 9/01/24-9/15/25(a)		27	25,177
goeasy Ltd. 7.875%, 11/01/22(a)		28	29,115
Navient Corp. 5.875%, 3/25/21		5	5,188
6.50%, 6/15/22		60	64,500
6.625%, 7/26/21		325	344,121
7.25%, 9/25/23		65	71,069
SLM Corp. 5.125%, 4/05/22		31	31,974
Springleaf Finance Corp. 6.875%, 3/15/25		76	86,007
TMX Finance LLC/TitleMax Finance Corp. 11.125%, 4/01/23(a)		73	65,657

			914,984

Insurance – 0.3%
Acrisure LLC/Acrisure Finance, Inc. 7.00%, 11/15/25(a)		115	105,673

abfunds.com	AB UNCONSTRAINED BOND FUND | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

8.125%, 2/15/24(a)	U.S.$	8	$8,489
10.125%, 8/01/26(a)		62	64,197
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer 6.75%, 10/15/27(a)		50	51,971
Genworth Holdings, Inc. 7.20%, 2/15/21		66	67,677
Polaris Intermediate Corp. 8.50% (8.50% Cash or 9.25% PIK), 12/01/22(a)(i)		266	222,797
WellCare Health Plans, Inc. 5.25%, 4/01/25		61	63,910
5.375%, 8/15/26(a)		27	28,811

			613,525

Other Finance – 0.1%
Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.625%, 7/15/26(a)		17	18,144
9.75%, 7/15/27(a)		145	152,529
Intrum AB 3.50%, 7/15/26(a)	EUR	101	113,209
Tempo Acquisition LLC/Tempo Acquisition Finance Corp. 6.75%, 6/01/25(a)	U.S.$	29	29,740

			313,622

REITS – 0.4%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL 5.75%, 5/15/26(a)		121	126,334
GEO Group, Inc. (The) 6.00%, 4/15/26		47	37,103
Iron Mountain, Inc. 4.875%, 9/15/27(a)		213	219,585
5.25%, 3/15/28(a)		33	34,695
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 5.625%, 5/01/24		55	60,779
5.75%, 2/01/27(a)		92	103,599
Realogy Group LLC/Realogy Co-Issuer Corp. 9.375%, 4/01/27(a)		116	113,987

			696,082

			7,721,704

32 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Utility – 0.4%
Electric – 0.4%
Calpine Corp. 5.25%, 6/01/26(a)	U.S.$	34	$35,343
5.375%, 1/15/23		11	11,179
5.50%, 2/01/24		164	165,569
5.75%, 1/15/25		64	65,672
5.875%, 1/15/24(a)		24	24,534
NRG Energy, Inc. 6.625%, 1/15/27		27	29,358
Talen Energy Supply LLC 6.50%, 6/01/25		104	78,114
7.25%, 5/15/27(a)		30	29,917
Vistra Operations Co. LLC 5.625%, 2/15/27(a)		297	316,354

			756,040

Total Corporates – Non-Investment Grade (cost $34,320,947)			33,995,413

CORPORATES – INVESTMENT GRADE – 11.6%
Financial Institutions – 6.8%
Banking – 5.5%
Ally Financial, Inc. 8.00%, 11/01/31		93	128,192
American Express Credit Corp. 2.375%, 5/26/20		1,500	1,503,126
Bank of America Corp. Series DD 6.30%, 3/10/26(l)		86	97,792
Series X 6.25%, 9/05/24(l)		57	63,119
Series Z 6.50%, 10/23/24(l)		31	34,996
Credit Agricole SA 6.50%, 6/23/21(a)(l)	EUR	156	187,943
Credit Agricole SA/London 2.75%, 6/10/20(a)	U.S.$	1,000	1,004,116
Goldman Sachs Group, Inc. (The) 2.35%, 11/15/21		693	695,769
HSBC Bank USA NA 4.875%, 8/24/20		1,500	1,533,900
JPMorgan Chase & Co. Series FF 5.00%, 8/01/24(l)		119	123,009

abfunds.com	AB UNCONSTRAINED BOND FUND | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

M&T Bank Corp. Series G 5.00%, 8/01/24(l)	U.S.$	16	$16,710
Morgan Stanley Series G 5.50%, 7/24/20		175	179,405
National Australia Bank Ltd./New York Series G 2.625%, 1/14/21		1,750	1,764,443
National Westminster Bank PLC 1.725% (EURIBOR 3 Month + 2.15%), 1/05/20(l)(m)	EUR	200	220,992
Nordea Bank Abp 2.50%, 9/17/20(a)	U.S.$	1,000	1,004,692
Royal Bank of Canada Series G 2.50%, 1/19/21		1,500	1,511,067
Wells Fargo & Co. Series S 5.90%, 6/15/24(l)		154	166,320

			10,235,591

Finance – 0.1%
Park Aerospace Holdings Ltd. 4.50%, 3/15/23(a)		36	37,713
5.25%, 8/15/22(a)		10	10,640

			48,353

Insurance – 0.6%
ACE Capital Trust II 9.70%, 4/01/30		20	29,831
Aetna, Inc. 6.75%, 12/15/37		257	341,297
Berkshire Hathaway, Inc. 0.625%, 1/17/23	EUR	138	157,176
Cigna Holding Co. 5.125%, 6/15/20	U.S.$	90	91,684
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)		96	127,179
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		165	282,480
SCOR SE 3.00%, 6/08/46(a)	EUR	100	125,462

			1,155,109

REITS – 0.6%
GLP Capital LP/GLP Financing II, Inc. 5.25%, 6/01/25	U.S.$	76	83,487
5.375%, 4/15/26		34	37,456

34 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.75%, 6/01/28	U.S.$	56	$63,502
HCP, Inc. 4.20%, 3/01/24		16	17,250
MPT Operating Partnership LP/MPT Finance Corp. 5.00%, 10/15/27		41	43,357
5.25%, 8/01/26		86	90,626
5.50%, 5/01/24		63	64,786
Sabra Health Care LP 5.125%, 8/15/26		105	113,744
Sabra Health Care LP/Sabra Capital Corp. 4.80%, 6/01/24		63	66,351
Service Properties Trust 4.35%, 10/01/24		40	40,918
4.50%, 3/15/25		79	80,588
Spirit Realty LP 4.45%, 9/15/26		107	114,964
Ventas Realty LP 4.125%, 1/15/26		28	30,407
Weyerhaeuser Co. 7.375%, 3/15/32		204	285,340

			1,132,776

			12,571,829

Industrial – 4.3%
Basic – 1.1%
ArcelorMittal 6.75%, 3/01/41		58	69,269
Equate Petrochemical BV 3.00%, 3/03/22(a)		653	654,632
Glencore Finance Canada Ltd. 4.95%, 11/15/21(a)		1,000	1,048,275
Gold Fields Orogen Holdings BVI Ltd. 5.125%, 5/15/24(a)		223	236,248
NOVA Chemicals Corp. 5.25%, 6/01/27(a)		80	82,613

			2,091,037

Capital Goods – 0.1%
Republic Services, Inc. 5.25%, 11/15/21		200	212,876

Communications - Telecommunications – 0.1%
Qwest Corp. 6.75%, 12/01/21		67	72,217
6.875%, 9/15/33		27	27,155

			99,372

abfunds.com	AB UNCONSTRAINED BOND FUND | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 0.6%
Daimler Finance North America LLC 2.45%, 5/18/20(a)	U.S.$	1,000	$1,002,660
General Motors Financial Co., Inc. 2.20%, 4/01/24(a)	EUR	133	155,337

			1,157,997

Consumer Cyclical - Entertainment – 0.0%
Silversea Cruise Finance Ltd. 7.25%, 2/01/25(a)	U.S.$	24	25,534

Consumer Cyclical - Other – 0.4%
Lennar Corp. 4.75%, 11/29/27		27	29,175
5.875%, 11/15/24		113	126,079
MDC Holdings, Inc. 6.00%, 1/15/43		170	177,495
Standard Industries, Inc./NJ 5.375%, 11/15/24(a)		130	133,690
5.50%, 2/15/23(a)		180	183,948
Toll Brothers Finance Corp. 4.875%, 3/15/27		138	150,167

			800,554

Consumer Non-Cyclical – 0.8%
Gilead Sciences, Inc. 2.55%, 9/01/20		1,500	1,508,088
HCA, Inc. 4.75%, 5/01/23		5	5,353

			1,513,441

Energy – 0.6%
Boardwalk Pipelines LP 4.45%, 7/15/27		57	58,764
Cheniere Corpus Christi Holdings LLC 5.875%, 3/31/25		107	118,686
Crescent Point Energy Corp. 5.13%, 4/14/21(f)(g)		750	767,276
EQM Midstream Partners LP Series 10Y 5.50%, 7/15/28		53	52,033
Occidental Petroleum Corp. 2.90%, 8/15/24		50	50,540
3.20%, 8/15/26		10	10,115

			1,057,414

36 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Technology – 0.6%
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.875%, 1/15/27	U.S.$	113	$114,137
Dell International LLC/EMC Corp. 6.02%, 6/15/26(a)		49	55,961
Ingram Micro, Inc. 5.45%, 12/15/24		21	21,468
International Business Machines Corp. 0.375%, 1/31/23	EUR	295	333,579
0.875%, 1/31/25		219	254,646
Micron Technology, Inc. 4.185%, 2/15/27	U.S.$	85	88,690
4.975%, 2/06/26		21	22,751
Western Digital Corp. 4.75%, 2/15/26		152	155,232

			1,046,464

			8,004,689

Utility – 0.5%
Natural Gas – 0.5%
GNL Quintero SA 4.634%, 7/31/29(a)		836	883,234

Total Corporates – Investment Grade (cost $20,829,889)			21,459,752

COLLATERALIZED MORTGAGE OBLIGATIONS – 10.6%
Risk Share Floating Rate – 7.1%
Bellemeade Re Ltd. Series 2018-2A, Class M1B 3.173% (LIBOR 1 Month + 1.35%), 8/25/28(a)(m)		305	305,883
Connecticut Avenue Securities Trust Series 2019-R02, Class 1M2 4.123% (LIBOR 1 Month + 2.30%), 8/25/31(a)(m)		161	162,330
Eagle RE Ltd. Series 2018-1, Class M1 3.523% (LIBOR 1 Month + 1.70%), 11/25/28(a)(m)		300	300,644
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2014-DN3, Class M3 5.823% (LIBOR 1 Month + 4.00%), 8/25/24(m)		2,535	2,673,729

abfunds.com	AB UNCONSTRAINED BOND FUND | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-DNA1, Class B 11.023% (LIBOR 1 Month + 9.20%), 10/25/27(m)	U.S.$	496	$641,433
Series 2015-HQ1, Class B 12.573% (LIBOR 1 Month + 10.75%), 3/25/25(m)		1,140	1,497,602
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C04, Class 2M2 6.823% (LIBOR 1 Month + 5.00%), 11/25/24(m)		767	817,055
Series 2015-C01, Class 1M2 6.123% (LIBOR 1 Month + 4.30%), 2/25/25(m)		454	480,524
Series 2015-C02, Class 1M2 5.823% (LIBOR 1 Month + 4.00%), 5/25/25(m)		555	584,666
Series 2015-C03, Class 1M2 6.823% (LIBOR 1 Month + 5.00%), 7/25/25(m)		424	457,405
Series 2015-C03, Class 2M2 6.823% (LIBOR 1 Month + 5.00%), 7/25/25(m)		2,309	2,453,022
Series 2015-C04, Class 1M2 7.523% (LIBOR 1 Month + 5.70%), 4/25/28(m)		700	764,611
Series 2015-C04, Class 2M2 7.373% (LIBOR 1 Month + 5.55%), 4/25/28(m)		932	993,038
Series 2016-C02, Class 1M2 7.823% (LIBOR 1 Month + 6.00%), 9/25/28(m)		650	708,384
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 4.054% (LIBOR 1 Month + 2.00%), 3/27/24(j)(m)		315	314,349

			13,154,675

Non-Agency Fixed Rate – 2.7%
Alternative Loan Trust Series 2005-86CB, Class A8 5.50%, 2/25/36		406	350,936
Series 2006-24CB, Class A1 6.00%, 8/25/36		633	529,250
Series 2006-32CB, Class A5 6.00%, 11/25/36		959	823,016
Series 2006-J1, Class 1A11 5.50%, 2/25/36		382	341,386

38 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

BCAP LLC Trust Series 2009-RR10, Class 10A2 6.00%, 1/26/38(a)	U.S.$	1,962	$1,589,096
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-9, Class A2 6.00%, 5/25/36		517	427,371
GSR Mortgage Loan Trust Series 2006-9F, Class 4A1 6.50%, 10/25/36		377	300,822
Morgan Stanley Mortgage Loan Trust Series 2007-6XS, Class 2A5S 6.00%, 2/25/47		687	429,134
Residential Accredit Loans, Inc. Trust Series 2005-QA10, Class A31 4.626%, 9/25/35		220	196,635

			4,987,646

Agency Fixed Rate – 0.6%
Federal National Mortgage Association REMICs Series 2016-26, Class IO 5.00%, 5/25/46(o)		2,049	410,112
Series 2016-33, Class NI 5.00%, 7/25/34(o)		3,975	756,065

			1,166,177

Non-Agency Floating Rate – 0.2%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 2.013% (LIBOR 1 Month + 0.19%), 12/25/36(m)		441	235,912
GreenPoint Mortgage Funding Trust Series 2006-AR2, Class 4A1 4.39% (12MTA + 2.00%), 3/25/36(m)		193	194,156

			430,068

Total Collateralized Mortgage Obligations (cost $19,207,202)			19,738,566

INFLATION-LINKED SECURITIES – 10.3%
United States – 10.3%
U.S. Treasury Inflation Index 0.375%, 1/15/27 (TIPS)(b) (cost $18,557,435)		18,794	19,047,282

abfunds.com	AB UNCONSTRAINED BOND FUND | 39

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

INVESTMENT COMPANIES – 3.9%
Funds and Investment Trusts – 3.9%(p)
Financial Select Sector SPDR Fund		116,987	$3,357,527
iShares MSCI Emerging Markets ETF		89,189	3,797,668

Total Investment Companies (cost $6,930,718)			7,155,195

		Principal Amount (000)
GOVERNMENTS – SOVEREIGN BONDS – 1.5%
Hungary – 0.3%
Hungary Government International Bond 6.375%, 3/29/21	U.S.$	510	540,600

Mexico – 0.7%
Mexico Government International Bond 4.15%, 3/28/27		1,245	1,332,928

Qatar – 0.5%
Qatar Government International Bond 3.875%, 4/23/23(a)		800	844,131
5.25%, 1/20/20(a)		100	100,600

			944,731

Total Governments – Sovereign Bonds (cost $2,657,437)			2,818,259

BANK LOANS – 1.2%
Industrial – 1.1%
Basic – 0.0%
Nouryon Finance B.V. (aka AkzoNobel) 5.19% (LIBOR 1 Month + 3.25%), 10/01/25(q)		17	16,527

Capital Goods – 0.2%
BWay Holding Company 5.234% (LIBOR 3 Month + 3.25%), 4/03/24(q)		219	212,973
Granite Holdings US Acquisition Corporation 7.354% (LIBOR 3 Month + 5.25%), 9/30/26(d)(q)		82	77,490
Honeywell Technologies SARL (fka Garrett Motion Inc.) 4.60% (LIBOR 3 Month + 2.50%), 9/27/25(d)(q)		15	14,926

40 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Panther BF Aggregator 2 L P 5.30% (LIBOR 1 Month + 3.50%), 4/30/26(q)	U.S.$	100	$98,542

			403,931

Communications - Media – 0.1%
Clear Channel Outdoor Holdings, Inc. 5.286% (LIBOR 1 Month + 3.50%), 8/21/26(q)		18	18,029
Diamond Sports Group, LLC 5.08% (LIBOR 1 Month + 3.25%), 8/24/26(q)		38	37,640
iHeartCommunications, Inc. (fka Clear Channel Communications, Inc.) 6.032% (LIBOR 1 Month + 4.00%), 5/01/26(q)		52	52,437
Univision Communications Inc. 4.536% (LIBOR 1 Month + 2.75%), 3/15/24(q)		110	105,971

			214,077

Consumer Cyclical - Entertainment – 0.0%
Merlin Entertainments PLC 10/16/26(r)		38	37,800

Consumer Cyclical - Other – 0.0%
Stars Group Holdings B.V. 5.604% (LIBOR 3 Month + 3.50%), 7/10/25(q)		17	17,382

Consumer Cyclical - Restaurants – 0.0%
Whatabrands LLC 5.516% (LIBOR 3 Month + 3.25%), 8/02/26(q)		23	23,131

Consumer Cyclical - Retailers – 0.1%
PetSmart, Inc. 5.93% (LIBOR 1 Month + 4.00%), 3/11/22(q)		78	75,846
Specialty Building Products Holdings, LLC 7.536% (LIBOR 1 Month + 5.75%), 10/01/25(q)		78	77,087

			152,933

Consumer Non-Cyclical – 0.3%
Aldevron, L.L.C. 6.232% (LIBOR 3 Month + 4.25%), 10/12/26(d)(q)		88	88,132

abfunds.com	AB UNCONSTRAINED BOND FUND | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

athenahealth, Inc. 6.681% (LIBOR 3 Month + 4.50%), 2/11/26(q)	U.S.$	84	$83,145
BI-LO, LLC 10.085% (LIBOR 3 Month + 8.00%), 5/31/24(q)		66	61,505
10.127% (LIBOR 3 Month + 8.00%), 5/31/24(q)		64	60,006
10.187% (LIBOR 3 Month + 8.00%), 5/31/24(q)		67	62,905
Envision Healthcare Corporation 5.536% (LIBOR 1 Month + 3.75%), 10/10/25(q)		50	39,987
Regionalcare Hospital Partners Holdings, Inc. 6.304% (LIBOR 1 Month + 4.50%), 11/16/25(q)		66	66,294
U.S. Renal Care, Inc. 6.786% (LIBOR 1 Month + 5.00%), 6/26/26(q)		120	110,635

			572,609

Energy – 0.2%
California Resources Corporation 12.175% (LIBOR 1 Month + 10.38%), 12/31/21(q)		262	173,053
CITGO Petroleum Corporation 7.104% (LIBOR 3 Month + 5.00%), 3/28/24(d)(q)		44	44,404
Triton Solar US Acquisition Co. 7.786% (LIBOR 1 Month + 6.00%), 10/29/24(d)(q)		154	126,143

			343,600

Other Industrial – 0.0%
American Tire Distributors, Inc. 9.624% (LIBOR 3 Month + 7.50%), 9/02/24(g)(q)		36	32,424

Services – 0.1%
Allied Universal Holdco LLC (fka USAGM Holdco, LLC) 6.507% (LIBOR 3 Month + 4.25%), 7/10/26(q)		15	14,773
Garda World Security Corporation 10/30/26(r)		18	17,681
Parexel International Corporation 4.536% (LIBOR 1 Month + 2.75%), 9/27/24(q)		14	13,007

42 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Refinitiv US Holdings Inc. (fka Financial & Risk US Holdings, Inc.) 5.536% (LIBOR 1 Month + 3.75%), 10/01/25(q)	U.S.$	22	$22,437
Team Health Holdings, Inc. 4.536% (LIBOR 1 Month + 2.75%), 2/06/24(q)		40	30,543

			98,441

Technology – 0.1%
Avaya Inc. 6.164% (LIBOR 1 Month + 4.25%), 12/15/24(q)		37	35,591
6.171% (LIBOR 1 Month + 4.25%), 12/15/24(q)		22	21,233
Boxer Parent Company Inc. (aka BMC Software, Inc.) 6.036% (LIBOR 1 Month + 4.25%), 10/02/25(q)		139	128,472

			185,296

			2,098,151

Financial Institutions – 0.1%
Finance – 0.1%
Ellie Mae, Inc. 5.863% (LIBOR 2 Month + 4.00%), 4/17/26(q)		57	56,751
Jefferies Finance LLC 5.75% (LIBOR 1 Month + 3.75%), 6/03/26(d)(q)		16	15,661

			72,412

Total Bank Loans (cost $2,320,161)			2,170,563

EMERGING MARKETS – SOVEREIGNS – 1.1%
Argentina – 0.1%
Argentine Republic Government International Bond 5.875%, 1/11/28		184	70,380
6.875%, 1/26/27-1/11/48		297	117,084
Series NY 3.75%, 12/31/38(s)		89	35,730

			223,194

Costa Rica – 0.2%
Costa Rica Government International Bond 7.158%, 3/12/45(a)		360	358,425

abfunds.com	AB UNCONSTRAINED BOND FUND | 43

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ecuador – 0.2%
Ecuador Government International Bond 9.65%, 12/13/26(a)	U.S.$	275	$271,047

Gabon – 0.2%
Gabon Government International Bond 6.95%, 6/16/25(a)		360	363,150

Ivory Coast – 0.3%
Ivory Coast Government International Bond 6.375%, 3/03/28(a)		225	232,313
6.625%, 3/22/48(a)	EUR	310	341,853

			574,166

Senegal – 0.1%
Senegal Government International Bond 6.75%, 3/13/48(a)	U.S.$	235	230,741

Total Emerging Markets – Sovereigns (cost $2,072,367)			2,020,723

ASSET-BACKED SECURITIES – 0.7%
Other ABS - Fixed Rate – 0.5%
DB Master Finance LLC Series 2017-1A, Class A2I 3.629%, 11/20/47(a)(d)		71	72,186
SoFi Consumer Loan Program Trust Series 2018-1, Class R1 Zero Coupon, 2/25/27(d)(f)(j)		15	842,924
Wendy’s Funding LLC Series 2018-1A, Class A2I 3.573%, 3/15/48(a)(d)		83	85,077

			1,000,187

Autos - Fixed Rate – 0.2%
Flagship Credit Auto Trust Series 2016-2, Class D 8.56%, 11/15/23(a)		350	374,699

Total Asset-Backed Securities (cost $2,008,887)			1,374,886

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.7%
Non-Agency Floating Rate CMBS – 0.4%
BHMS Series 2018-ATLS, Class A 3.164% (LIBOR 1 Month + 1.25%), 7/15/35(a)(m)		486	486,599

44 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CLNS Trust Series 2017-IKPR, Class F 6.427% (LIBOR 1 Month + 4.50%), 6/11/32(a)(m)	U.S.$	203	$204,147

			690,746

Non-Agency Fixed Rate CMBS – 0.3%
DBUBS Mortgage Trust Series 2011-LC2A, Class E 5.53%, 7/10/44(a)		600	609,478

Total Commercial Mortgage-Backed Securities (cost $1,236,946)			1,300,224

EMERGING MARKETS – CORPORATE BONDS – 0.6%
Industrial – 0.6%
Consumer Cyclical - Other – 0.1%
Wynn Macau Ltd. 5.50%, 10/01/27(a)		211	216,636

Consumer Non-Cyclical – 0.2%
Turkiye Sise ve Cam Fabrikalari AS 6.95%, 3/14/26(a)		225	233,860
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(e)(j)(n)		804	30,067

			263,927

Energy – 0.3%
Petrobras Global Finance BV 5.999%, 1/27/28		515	577,231

			1,057,794

Utility – 0.0%
Electric – 0.0%
Terraform Global Operating LLC 6.125%, 3/01/26(j)		85	87,125

Total Emerging Markets – Corporate Bonds (cost $1,417,426)			1,144,919

QUASI-SOVEREIGNS – 0.4%
Quasi-Sovereign Bonds – 0.4%
United Arab Emirates – 0.4%
MDGH – GMTN BV 3.70%, 11/07/49(a)		800	803,232

abfunds.com	AB UNCONSTRAINED BOND FUND | 45

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

United States – 0.0%
Citgo Holding, Inc. 9.25%, 8/01/24(a)	U.S.$	18	$18,833

Total Quasi-Sovereigns (cost $818,000)			822,065

		Shares
COMMON STOCKS – 0.4%
Energy – 0.3%
Oil, Gas & Consumable Fuels – 0.3%
Golden Energy Offshore Services AS(e)(g)		757,891	386,878
Paragon Offshore Ltd. – Class A(d)(e)(g)		3,303	660
Paragon Offshore Ltd. – Class B(d)(e)(g)		4,955	74,325
Peabody Energy Corp.		806	8,487

			470,350

Consumer Discretionary – 0.1%
Auto Components – 0.0%
ATD New Holdings, Inc.(d)(e)(g)		1,311	36,708
Exide Corp.(d)(f)(g)		14,137	13,289
Exide Technologies(d)(e)(f)(g)		2,970	2,792

			52,789

Hotels, Restaurants & Leisure – 0.1%
eDreams ODIGEO SA(e)		23,841	109,550

			162,339

Information Technology – 0.0%
Software – 0.0%
Avaya Holdings Corp.(e)		5,422	65,552
Monitronics International, Inc.(e)		613	4,720
Monitronics International, Inc.(d)(f)(g)		616	4,269

			74,541

Communication Services – 0.0%
Media – 0.0%
Clear Channel Outdoor Holdings, Inc.(e)		6,303	14,686
iHeartMedia, Inc. – Class A(e)(g)		2,651	38,015

			52,701

Health Care – 0.0%
Pharmaceuticals – 0.0%
Horizon Therapeutics PLC(e)		1,344	38,855

Materials – 0.0%
Paper & Forest Products – 0.0%
Resolute Forest Products, Inc.		48	174

Total Common Stocks (cost $1,650,189)			798,960

46 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Notional Amount	U.S. $ Value

OPTIONS PURCHASED – CALLS – 0.4%
Swaptions – 0.4%
IRS Swaption Expiration: Jan 2020; Contracts: 13,800,000; Exercise Rate: 1.85%; Counterparty: Barclays Bank PLC(e)	USD	13,800,000	$263,783
IRS Swaption Expiration: Feb 2020; Contracts: 43,800,000; Exercise Rate: 1.61%; Counterparty: Morgan Stanley Capital Services LLC(e)		43,800,000	470,713

Total Options Purchased – Calls (premiums paid $525,394)			734,496

		Principal Amount (000)
EMERGING MARKETS – TREASURIES – 0.3%
Dominican Republic – 0.3%
Dominican Republic International Bond 15.95%, 6/04/21(a) (cost $710,551)	DOP	27,000	563,155

LOCAL GOVERNMENTS – US MUNICIPAL BONDS – 0.1%
United States – 0.1%
Alameda Corridor Transportation Authority Series 1999C 6.60%, 10/01/29 (cost $109,824)	U.S.$	100	125,594

		Notional Amount
OPTIONS PURCHASED – PUTS – 0.0%
Swaptions – 0.0%
IRS Swaption Expiration: Apr 2020; Contracts: 300,000,000; Exercise Rate: (0.07)%; Counterparty: Morgan Stanley Capital Services LLC(e) (premiums paid $601,858)	EUR	300,000,000	12,018

		Shares
WARRANTS – 0.0%
Avaya Holdings Corp., expiring 12/15/22(e)		4,331	9,312
iHeartMedia, Inc., expiring 5/01/39(e)(g)		29	395

abfunds.com	AB UNCONSTRAINED BOND FUND | 47

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares		U.S. $ Value

SandRidge Energy, Inc., A-CW22, expiring 10/04/22(e)(g)		1,292		$5
SandRidge Energy, Inc., B-CW22, expiring 10/04/22(e)(g)		544		1

Total Warrants (cost $1,156)				9,713

		Principal Amount (000)
SHORT-TERM INVESTMENTS – 8.0%
Governments – Treasuries – 5.6%
Japan – 5.6%
Japan Treasury Discount Bill Series 857 Zero Coupon, 12/16/19 (cost $10,496,390)	JPY	1,127,250		10,440,533

		Shares
Investment Companies – 2.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.78%(p)(t)(u) (cost $3,999,804)		3,999,804		3,999,804

		Principal Amount (000)
Time Deposits – 0.2%
BBH, Grand Cayman 0.87%, 11/01/19	CAD	0	**	107
Citibank, London (0.67)%, 11/01/19	EUR	101		113,155
Sumitomo Trust Bank, London 1.18%, 11/01/19	U.S.$	204		204,190

Total Time Deposits (cost $317,452)				317,452

Total Short-Term Investments (cost $14,813,646)				14,757,789

Total Investments – 95.8% (cost $177,116,578)				177,610,878
Other assets less liabilities – 4.2%				7,715,750

Net Assets – 100.0%				$185,326,628

48 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
3 Yr Australian Bond Futures	144	December 2019	$11,452,144	$(1,213)
10 Yr Canadian Bond Futures	145	December 2019	15,637,233	(226,019)
EURO STOXX 50 Index Futures	194	December 2019	7,814,861	234,402
Euro-Bund Futures	92	December 2019	17,623,881	(417,635)
Fed Fund 30 day Futures	327	July 2020	134,503,134	81,757
Nikkei 225 (CME) Futures	70	December 2019	7,955,500	530,250
U.S. T-Note 2 Yr (CBT) Futures	503	December 2019	108,447,586	(196,485)
U.S. T-Note 5 Yr (CBT) Futures	76	December 2019	9,059,438	(58,782)

Sold Contracts
10 Yr Australian Bond Futures	65	December 2019	6,533,371	(9,363)
Euro Buxl 30 Yr Bond Futures	99	December 2019	23,182,670	1,110,817
Euro-BOBL Futures	4	December 2019	600,567	9,279
Euro-Bono Futures	24	December 2019	4,252,773	45,270
Fed Fund 30 day Futures	327	January 2020	134,216,987	(34,065)
Long Gilt Futures	59	December 2019	10,152,383	93,239
S&P 500 E-Mini Futures	87	December 2019	13,205,513	(144,130)
U.S. 10 Yr Ultra Futures	276	December 2019	39,222,188	419,273
U.S. T-Note 10 Yr (CBT) Futures	78	December 2019	10,163,156	(31,172)
U.S. Ultra Bond (CBT) Futures	55	December 2019	10,436,250	22,750

				$1,428,173

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	RUB	157,277	USD	2,422	11/14/19	$(27,018)
Bank of America, NA	USD	2,446	RUB	157,834	11/14/19	11,840
Barclays Bank PLC	CLP	663,655	USD	934	11/14/19	38,813
Barclays Bank PLC	MYR	1,970	USD	469	2/13/20	(2,641)
Brown Brothers Harriman & Co.	NZD	1,504	USD	959	11/07/19	(5,061)
Brown Brothers Harriman & Co.	JPY	118,215	USD	1,099	11/21/19	2,869
Brown Brothers Harriman & Co.	CAD	563	USD	425	11/22/19	(2,043)
Brown Brothers Harriman & Co.	USD	393	CAD	519	11/22/19	884
Brown Brothers Harriman & Co.	EUR	535	USD	596	1/16/20	(3,546)
Brown Brothers Harriman & Co.	USD	178	EUR	159	1/16/20	418
Citibank, NA	USD	915	CLP	663,740	11/14/19	(19,540)
Citibank, NA	USD	497	COP	1,672,703	11/14/19	(2,338)
Citibank, NA	NOK	4,852	USD	545	1/08/20	16,996
Citibank, NA	EUR	1,667	USD	1,842	1/16/20	(27,551)
Citibank, NA	SGD	2,566	USD	1,885	1/16/20	(3,057)
Citibank, NA	USD	940	KRW	1,099,021	2/06/20	1,352
Credit Suisse International	USD	3,835	SEK	37,432	1/08/20	58,072
Credit Suisse International	USD	3,833	HUF	1,147,021	1/09/20	75,453
Credit Suisse International	CHF	7,616	USD	7,692	1/10/20	(71,812)
Goldman Sachs Bank USA	BRL	3,952	USD	992	11/04/19	6,803
Goldman Sachs Bank USA	USD	987	BRL	3,952	11/04/19	(1,575)

abfunds.com	AB UNCONSTRAINED BOND FUND | 49

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Bank USA	IDR	26,648,555	USD	1,873	11/21/19	$(15,418)
Goldman Sachs Bank USA	JPY	129,111	USD	1,208	11/21/19	11,031
Goldman Sachs Bank USA	USD	2,914	JPY	311,476	11/21/19	(26,612)
Goldman Sachs Bank USA	CAD	24,203	USD	18,243	11/22/19	(133,085)
Goldman Sachs Bank USA	USD	2,758	CAD	3,655	11/22/19	17,050
Goldman Sachs Bank USA	USD	991	BRL	3,952	12/03/19	(7,014)
Goldman Sachs Bank USA	MYR	7,392	USD	1,755	2/13/20	(16,060)
JPMorgan Chase Bank, NA	USD	4,491	CAD	5,955	11/22/19	30,669
Morgan Stanley Capital Services LLC	CAD	1,011	USD	768	11/22/19	248
Morgan Stanley Capital Services LLC	JPY	1,127,643	USD	10,561	12/20/19	85,584
Morgan Stanley Capital Services LLC	MYR	1,887	USD	450	2/13/20	(2,639)
Royal Bank of Scotland PLC	BRL	3,952	USD	987	11/04/19	1,575
Royal Bank of Scotland PLC	USD	942	BRL	3,952	11/04/19	43,158
Royal Bank of Scotland PLC	COP	1,671,617	USD	485	11/14/19	(9,627)
Royal Bank of Scotland PLC	EUR	16,265	USD	17,928	1/16/20	(309,401)
Standard Chartered Bank	USD	948	NZD	1,505	11/07/19	16,768
Standard Chartered Bank	IDR	13,715,466	USD	947	11/21/19	(25,169)
Standard Chartered Bank	GBP	504	USD	649	1/10/20	(4,808)
Standard Chartered Bank	USD	622	GBP	482	1/10/20	4,604

						$(291,828)

INTEREST RATE SWAPTIONS WRITTEN (see Note D)

Description	Index	Counter- Party	Strike Rate	Expiration Date	Notional Amount (000)		Premiums Received	Market Value
Call
OTC – 1 Year Interest Rate Swap	3 Month LIBOR	Barclays Bank PLC	2.29%	1/16/20	USD	3,030	$108,238	$(374,438)
OTC – 1 Year Interest Rate Swap	3 Month LIBOR	Morgan Stanley Capital Services LLC	2.06	2/03/20	USD	9,070	337,000	(661,792)

							$445,238	$(1,036,230)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Assured Guaranty Municipal Corp., 12/20/24*	(1.00)%	Quarterly	0.44%	USD	22,000	$(638,302)	$(551,211)	$(87,091)

50 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive		Payment Frequency	Implied Credit Spread at October 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Assured Guaranty Municipal Corp., 12/20/24*	(1.00	) %	Quarterly	0.44%	USD	25,000	$(725,343)	$(616,547)	$(108,796)
Assured Guaranty Municipal Corp., 6/20/24*	(1.00)		Quarterly	0.38	USD	22,000	(630,620)	(309,948)	(320,672)
Brazilian Government International Bond, 4.250% 1/07/25, 12/20/24*	(1.00)		Quarterly	1.21	USD	25,000	230,221	403,202	(172,981)
Brazilian Government International Bond, 4.250% 1/07/25, 6/20/24*	(1.00)		Quarterly	1.07	USD	25,000	77,159	675,107	(597,948)
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	(5.00)		Quarterly	3.15	USD	1,059	(86,119)	(72,277)	(13,842)
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	(5.00)		Quarterly	3.15	USD	423	(34,367)	(28,802)	(5,565)
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	(5.00)		Quarterly	3.15	USD	424	(34,447)	(28,978)	(5,469)
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	(5.00)		Quarterly	3.15	USD	704	(57,225)	(48,000)	(9,225)
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	(5.00)		Quarterly	3.15	USD	563	(45,796)	(38,583)	(7,213)

abfunds.com	AB UNCONSTRAINED BOND FUND | 51

PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive		Payment Frequency	Implied Credit Spread at October 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	(5.00	) %	Quarterly	3.15%	USD	511	$(41,530)	$(34,760)	$(6,770)
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	(5.00)		Quarterly	3.15	USD	527	(42,818)	(34,950)	(7,868)
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	(5.00)		Quarterly	3.15	USD	281	(22,858)	(18,244)	(4,614)
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	(5.00)		Quarterly	3.15	USD	706	(57,386)	(45,040)	(12,346)
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	(5.00)		Quarterly	3.15	USD	421	(34,206)	(26,851)	(7,355)
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	(5.00)		Quarterly	3.15	USD	421	(34,206)	(26,806)	(7,400)
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	(5.00)		Quarterly	3.15	USD	219	(17,787)	(14,036)	(3,751)
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	(5.00)		Quarterly	3.15	USD	351	(28,572)	(22,729)	(5,843)
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	(5.00)		Quarterly	3.15	USD	419	(34,045)	(26,947)	(7,098)
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	(5.00)		Quarterly	3.15	USD	146	(11,912)	(9,306)	(2,606)
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	(5.00)		Quarterly	3.15	USD	139	(11,349)	(9,371)	(1,978)
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	(5.00)		Quarterly	3.15	USD	348	(28,331)	(22,726)	(5,605)
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	(5.00)		Quarterly	3.15	USD	487	(39,598)	(31,645)	(7,953)

52 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive		Payment Frequency	Implied Credit Spread at October 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	(5.00	) %	Quarterly	3.15%	USD	209	$(16,982)	$(13,567)	$(3,415)
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	(5.00)		Quarterly	3.15	USD	365	(29,699)	(23,554)	(6,145)
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	(5.00)		Quarterly	3.15	USD	214	(17,385)	(13,798)	(3,587)
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	(5.00)		Quarterly	3.15	USD	423	(34,367)	(29,382)	(4,985)
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	(5.00)		Quarterly	3.15	USD	15	(1,207)	(997)	(210)
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	(5.00)		Quarterly	3.15	USD	16	(1,288)	(1,006)	(282)
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	(5.00)		Quarterly	3.15	USD	44	(3,622)	(3,096)	(526)
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	(5.00)		Quarterly	3.15	USD	22	(1,771)	(1,415)	(356)
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	(5.00)		Quarterly	3.15	USD	23	(1,851)	(1,469)	(382)
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	(5.00)		Quarterly	3.15	USD	24	(1,932)	(1,524)	(408)
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	(5.00)		Quarterly	3.15	USD	44	(3,622)	(3,046)	(576)
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	(5.00)		Quarterly	3.15	USD	44	(3,622)	(3,035)	(587)
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	(5.00)		Quarterly	3.15	USD	30	(2,414)	(1,927)	(487)

abfunds.com	AB UNCONSTRAINED BOND FUND | 53

PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive		Payment Frequency	Implied Credit Spread at October 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	(5.00	) %	Quarterly	3.15%	USD	54	$(4,427)	$(3,705)	$(722)
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	(5.00)		Quarterly	3.15	USD	60	(4,829)	(4,069)	(760)
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	(5.00)		Quarterly	3.15	USD	39	(3,139)	(2,518)	(621)
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	(5.00)		Quarterly	3.15	USD	38	(3,059)	(2,433)	(626)
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	(5.00)		Quarterly	3.15	USD	39	(3,139)	(2,489)	(650)
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	(5.00)		Quarterly	3.15	USD	55	(4,507)	(3,679)	(828)
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	(5.00)		Quarterly	3.15	USD	44	(3,622)	(2,867)	(755)
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	(5.00)		Quarterly	3.15	USD	74	(6,036)	(5,063)	(973)
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	(5.00)		Quarterly	3.15	USD	44	(3,622)	(2,843)	(779)
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	(5.00)		Quarterly	3.15	USD	44	(3,622)	(2,838)	(784)
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	(5.00)		Quarterly	3.15	USD	51	(4,105)	(3,280)	(825)
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	(5.00)		Quarterly	3.15	USD	112	(9,095)	(7,633)	(1,462)
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	(5.00)		Quarterly	3.15	USD	75	(6,117)	(4,801)	(1,316)

54 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive		Payment Frequency	Implied Credit Spread at October 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	(5.00	) %	Quarterly	3.15%	USD	1,772	$(144,068)	$(116,327)	$(27,741)
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	(5.00)		Quarterly	3.15	USD	5,445	(442,667)	(312,000)	(130,667)
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	(5.00)		Quarterly	3.15	USD	8,663	(704,243)	(496,361)	(207,882)
CDX-NAHY Series 33, 5 Year Index, 12/20/24*	(5.00)		Quarterly	3.40	USD	1,020	(78,275)	(58,567)	(19,708)
CDX-NAIG Series 23, 5 Year Index, 12/20/19*	(1.00)		Quarterly	0.12	USD	37,200	(88,743)	(19,326)	(69,417)
CDX-NAIG Series 31, 5 Year Index, 12/20/23*	(1.00)		Quarterly	0.42	USD	22,180	(538,929)	(93,939)	(444,990)
CDX-NAIG Series 32, 5 Year Index, 6/20/24*	(1.00)		Quarterly	0.48	USD	22,180	(535,399)	(342,173)	(193,226)
CDX-NAIG Series 32, 5 Year Index, 6/20/24*	(1.00)		Quarterly	0.48	USD	21,400	(516,570)	(455,820)	(60,750)
CDX-NAIG Series 32, 5 Year Index, 6/20/24*	(1.00)		Quarterly	0.48	USD	75,000	(1,810,410)	(1,556,640)	(253,770)
Chile Government International Bond, 3.875% 8/05/20, 6/20/24*	(1.00)		Quarterly	0.37	USD	80,010	(2,310,776)	(1,693,714)	(617,062)

abfunds.com	AB UNCONSTRAINED BOND FUND | 55

PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive		Payment Frequency	Implied Credit Spread at October 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Chile Government International Bond, 3.875% 8/05/20, 12/20/24*	(1.00	) %	Quarterly	0.44%	USD	30,010	$(874,670)	$(912,814)	$38,144
Indonesia Government International Bond, 5.875% 3/13/20, 12/20/24*	(1.00)		Quarterly	0.76	USD	20,000	(255,041)	(116,331)	(138,710)
Indonesia Government International Bond, 5.875% 3/13/20, 6/20/24*	(1.00)		Quarterly	0.67	USD	20,000	(307,036)	59,425	(366,461)
iTraxx Australia Series 31, 5 Year Index, 6/20/24*	(1.00)		Quarterly	0.52	USD	75,000	(1,670,814)	(746,682)	(924,132)
iTraxx Australia Series 32, 5 Year Index, 12/20/24*	(1.00)		Quarterly	0.59	USD	75,000	(1,571,677)	(1,253,578)	(318,099)
iTraxx Europe Crossover Series 31, 5 Year Index, 6/20/24*	(5.00)		Quarterly	2.51	EUR	208	(26,265)	(23,866)	(2,399)
iTraxx Europe Crossover Series 31, 5 Year Index, 6/20/24*	(5.00)		Quarterly	2.51	EUR	313	(39,459)	(35,864)	(3,595)
iTraxx Europe Crossover Series 31, 5 Year Index, 6/20/24*	(5.00)		Quarterly	2.51	EUR	311	(39,210)	(35,111)	(4,099)

56 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive		Payment Frequency	Implied Credit Spread at October 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
iTraxx Europe Crossover Series 31, 5 Year Index, 6/20/24*	(5.00	) %	Quarterly	2.51%	EUR	313	$(39,459)	$(35,267)	$(4,192)
iTraxx Europe Crossover Series 31, 5 Year Index, 6/20/24*	(1.00)		Quarterly	0.45	EUR	42,950	(1,292,050)	(852,807)	(439,243)
iTraxx Europe Crossover Series 32, 5 Year Index, 12/20/24*	(5.00)		Quarterly	2.40	EUR	920	(132,482)	(127,829)	(4,653)
iTraxx Europe Series 32, 5 Year Index, 12/20/24*	(1.00)		Quarterly	0.52	EUR	15,000	(434,622)	(370,513)	(64,109)
iTraxx Senior Financials Series 23, 5 Year Index, 6/20/20*	(1.00)		Quarterly	0.09	EUR	10,160	(79,474)	(23,247)	(56,227)
Korea International Bond, 2.75% 1/19/27, 12/20/24*	(1.00)		Quarterly	0.30	USD	24,590	(887,996)	(810,603)	(77,393)
Korea International Bond, 2.75% 1/19/27, 6/20/24*	(1.00)		Quarterly	0.26	USD	84,590	(2,909,467)	(2,496,346)	(413,121)
People’s Republic of China, 7.500% 10/28/27, 12/20/24*	(1.00)		Quarterly	0.41	USD	35,060	(1,070,040)	(925,975)	(144,065)

abfunds.com	AB UNCONSTRAINED BOND FUND | 57

PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive		Payment Frequency	Implied Credit Spread at October 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
People’s Republic of China, 7.500% 10/28/27, 6/20/24*	(1.00	) %	Quarterly	0.34%	USD	62,560	$(1,891,632)	$(1,325,254)	$(566,378)
Philippines Government International Bond, 10.625% 3/16/25, 12/20/24*	(1.00)		Quarterly	0.41	USD	20,000	(612,098)	(518,217)	(93,881)
Russian Government International Bond, 7.5% 3/31/30, 12/20/24*	(1.00)		Quarterly	0.76	USD	10,000	(128,409)	(77,449)	(50,960)

Sale Contracts
Assured Guaranty Municipal Corp., 6/20/24*	1.00		Quarterly	0.38	USD	22,000	630,620	561,595	69,025
Brazilian Government International Bond, 4.250% 1/07/25, 6/20/24*	1.00		Quarterly	1.07	USD	25,000	(77,159)	(211,963)	134,804
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	5.00		Quarterly	3.15	USD	23,651	1,922,785	1,276,472	646,313
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	5.00		Quarterly	3.15	USD	1,010	82,095	70,593	11,502
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	5.00		Quarterly	3.15	USD	1,773	144,148	92,496	51,652
CDX-NAHY Series 33, 5 Year Index, 12/20/24*	5.00		Quarterly	3.40	USD	15	1,151	927	224

58 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-NAHY Series 33, 5 Year Index, 12/20/24*	5.00%	Quarterly	3.40%	USD	141	$10,820	$8,715	$2,105
CDX-NAHY Series 33, 5 Year Index, 12/20/24*	5.00	Quarterly	3.40	USD	56	4,297	3,464	833
CDX-NAHY Series 33, 5 Year Index, 12/20/24*	5.00	Quarterly	3.40	USD	532	40,826	32,908	7,918
CDX-NAHY Series 33, 5 Year Index, 12/20/24*	5.00	Quarterly	3.40	USD	113	8,672	7,236	1,436
CDX-NAHY Series 33, 5 Year Index, 12/20/24*	5.00	Quarterly	3.40	USD	1,070	82,112	68,522	13,590
CDX-NAHY Series 33, 5 Year Index, 12/20/24*	5.00	Quarterly	3.40	USD	76	5,832	4,491	1,341
CDX-NAHY Series 33, 5 Year Index, 12/20/24*	5.00	Quarterly	3.40	USD	52	3,991	3,100	891
CDX-NAHY Series 33, 5 Year Index, 12/20/24*	5.00	Quarterly	3.40	USD	45	3,453	2,646	807
CDX-NAHY Series 33, 5 Year Index, 12/20/24*	5.00	Quarterly	3.40	USD	45	3,453	2,659	794
CDX-NAHY Series 33, 5 Year Index, 12/20/24*	5.00	Quarterly	3.40	USD	45	3,453	2,672	781
CDX-NAHY Series 33, 5 Year Index, 12/20/24*	5.00	Quarterly	3.40	USD	75	5,756	4,799	957
CDX-NAHY Series 33, 5 Year Index, 12/20/24*	5.00	Quarterly	3.40	USD	39	2,993	2,304	689
CDX-NAHY Series 33, 5 Year Index, 12/20/24*	5.00	Quarterly	3.40	USD	38	2,916	2,270	646

abfunds.com	AB UNCONSTRAINED BOND FUND | 59

PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-NAHY Series 33, 5 Year Index, 12/20/24*	5.00%	Quarterly	3.40%	USD	37	$2,839	$2,215	$624
CDX-NAHY Series 33, 5 Year Index, 12/20/24*	5.00	Quarterly	3.40	USD	60	4,605	3,857	748
CDX-NAHY Series 33, 5 Year Index, 12/20/24*	5.00	Quarterly	3.40	USD	55	4,221	3,508	713
CDX-NAHY Series 33, 5 Year Index, 12/20/24*	5.00	Quarterly	3.40	USD	30	2,302	1,806	496
CDX-NAHY Series 33, 5 Year Index, 12/20/24*	5.00	Quarterly	3.40	USD	45	3,453	2,878	575
CDX-NAHY Series 33, 5 Year Index, 12/20/24*	5.00	Quarterly	3.40	USD	45	3,453	2,888	565
CDX-NAHY Series 33, 5 Year Index, 12/20/24*	5.00	Quarterly	3.40	USD	23	1,765	1,359	406
CDX-NAHY Series 33, 5 Year Index, 12/20/24*	5.00	Quarterly	3.40	USD	24	1,842	1,422	420
CDX-NAHY Series 33, 5 Year Index, 12/20/24*	5.00	Quarterly	3.40	USD	22	1,688	1,311	377
CDX-NAHY Series 33, 5 Year Index, 12/20/24*	5.00	Quarterly	3.40	USD	45	3,453	2,939	514
CDX-NAHY Series 33, 5 Year Index, 12/20/24*	5.00	Quarterly	3.40	USD	16	1,228	936	292
CDX-NAHY Series 33, 5 Year Index, 12/20/24*	5.00	Quarterly	3.40	USD	569	43,665	36,571	7,094
CDX-NAHY Series 33, 5 Year Index, 12/20/24*	5.00	Quarterly	3.40	USD	516	39,598	32,911	6,687

60 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-NAHY Series 33, 5 Year Index, 12/20/24*	5.00%	Quarterly	3.40%	USD	284	$21,794	$17,094	$4,700
CDX-NAHY Series 33, 5 Year Index, 12/20/24*	5.00	Quarterly	3.40	USD	713	54,716	42,129	12,587
CDX-NAHY Series 33, 5 Year Index, 12/20/24*	5.00	Quarterly	3.40	USD	425	32,615	25,112	7,503
CDX-NAHY Series 33, 5 Year Index, 12/20/24*	5.00	Quarterly	3.40	USD	425	32,615	24,986	7,629
CDX-NAHY Series 33, 5 Year Index, 12/20/24*	5.00	Quarterly	3.40	USD	221	16,959	13,091	3,868
CDX-NAHY Series 33, 5 Year Index, 12/20/24*	5.00	Quarterly	3.40	USD	355	27,243	21,203	6,040
CDX-NAHY Series 33, 5 Year Index, 12/20/24*	5.00	Quarterly	3.40	USD	423	32,461	25,119	7,342
CDX-NAHY Series 33, 5 Year Index, 12/20/24*	5.00	Quarterly	3.40	USD	427	32,768	27,891	4,877
CDX-NAHY Series 33, 5 Year Index, 12/20/24*	5.00	Quarterly	3.40	USD	429	32,922	27,531	5,391
CDX-NAHY Series 33, 5 Year Index, 12/20/24*	5.00	Quarterly	3.40	USD	711	54,562	45,488	9,074
CDX-NAHY Series 33, 5 Year Index, 12/20/24*	5.00	Quarterly	3.40	USD	147	11,281	8,599	2,682
CDX-NAHY Series 33, 5 Year Index, 12/20/24*	5.00	Quarterly	3.40	USD	352	27,013	21,071	5,942
CDX-NAHY Series 33, 5 Year Index, 12/20/24*	5.00	Quarterly	3.40	USD	492	37,756	29,330	8,426

abfunds.com	AB UNCONSTRAINED BOND FUND | 61

PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-NAHY Series 33, 5 Year Index, 12/20/24*	5.00%	Quarterly	3.40%	USD	211	$16,192	$12,568	$3,624
CDX-NAHY Series 33, 5 Year Index, 12/20/24*	5.00	Quarterly	3.40	USD	369	28,317	21,799	6,518
CDX-NAHY Series 33, 5 Year Index, 12/20/24*	5.00	Quarterly	3.40	USD	216	16,576	12,760	3,816
CDX-NAHY Series 33, 5 Year Index, 12/20/24*	5.00	Quarterly	3.40	USD	427	32,768	27,303	5,465
CDX-NAIG Series 31, 5 Year Index, 12/20/23*	1.00	Quarterly	0.42	USD	22,180	538,929	371,425	167,504
CDX-NAIG Series 32, 5 Year Index, 6/20/24*	1.00	Quarterly	0.48	USD	75,000	1,810,410	1,169,411	640,999
CDX-NAIG Series 32, 5 Year Index, 6/20/24*	1.00	Quarterly	0.48	USD	43,580	1,051,969	903,957	148,012
Chile Government International Bond, 3.875% 8/5/20, 6/20/24*	1.00	Quarterly	0.37	USD	30,010	866,721	898,317	(31,596)
Chile Government International Bond, 3.875% 8/5/20, 6/20/24*	1.00	Quarterly	0.37	USD	50,000	1,444,054	1,565,377	(121,323)

62 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Indonesia Government International Bond, 5.875% 3/13/20, 6/20/24*	1.00%	Quarterly	0.67%	USD	20,000	$307,036	$201,468	$105,568
iTraxx Australia Series 31, 5 Year Index, 6/20/24*	1.00	Quarterly	0.52	USD	75,000	1,670,814	1,432,303	238,511
iTraxx Europe Crossover Series 31, 5 Year Index, 6/20/24*	5.00	Quarterly	2.51	EUR	237	29,874	24,677	5,197
iTraxx Europe Crossover Series 31, 5 Year Index, 6/20/24*	5.00	Quarterly	2.51	EUR	908	114,518	106,767	7,751
iTraxx Europe Crossover Series 31, 5 Year Index, 6/20/24*	1.00	Quarterly	0.45	EUR	42,950	1,292,050	1,125,845	166,205
iTraxx Europe Crossover Series 32, 5 Year Index, 12/20/24*	5.00	Quarterly	2.40	EUR	211	30,384	31,220	(836)
iTraxx Europe Crossover Series 32, 5 Year Index, 12/20/24*	5.00	Quarterly	2.40	EUR	315	45,361	46,049	(688)
iTraxx Europe Crossover Series 32, 5 Year Index, 12/20/24*	5.00	Quarterly	2.40	EUR	317	45,649	46,343	(694)

abfunds.com	AB UNCONSTRAINED BOND FUND | 63

PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
iTraxx Europe Crossover Series 32, 5 Year Index, 12/20/24*	5.00%	Quarterly	2.40%	EUR	317	$45,648	$46,998	$(1,350)
Korea International Bond, 2.75% 1/19/27, 6/20/24*	1.00	Quarterly	0.26	USD	60,000	2,063,696	1,875,884	187,812
Korea International Bond, 2.75% 1/19/27, 6/20/24*	1.00	Quarterly	0.26	USD	24,590	845,771	779,220	66,551
People’s Republic of China, 7.500% 10/28/27, 6/20/24*	1.00	Quarterly	0.34	USD	35,060	1,060,112	937,856	122,256
People’s Republic of China, 7.500% 10/28/27, 6/20/24*	1.00	Quarterly	0.34	USD	27,500	831,520	740,323	91,197

						$(6,361,099)	$(2,121,656)	$(4,239,443)

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
GBP	51,280	11/09/20	6 Month LIBOR	1.22%	Semi-Annual/ Semi-Annual	$373,005	$—	$373,005
USD	43,730	5/24/21	2.288%	3 Month LIBOR	Semi-Annual/ Quarterly	(717,133)	—	(717,133)
CAD	165,000	6/14/21	3 Month CDOR	1.720%	Semi-Annual/ Semi-Annual	(343,243)	—	(343,243)
USD	68,240	7/25/23	2.954%	3 Month LIBOR	Semi-Annual/ Quarterly	(4,133,505)	—	(4,133,505)
GBP	20,940	11/09/23	1.460%	6 Month LIBOR	Semi-Annual/ Semi-Annual	(839,846)	—	(839,846)

64 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
GBP	810	2/29/24	6 Month LIBOR	1.251%	Semi-Annual/ Semi-Annual	$23,866	$7,879	$15,987
GBP	810	2/29/24	1.251%	6 Month LIBOR	Semi-Annual/ Semi-Annual	(23,849)	8,796	(32,645)
CAD	47,610	5/22/24	3 Month CDOR	1.980%	Semi-Annual/ Semi-Annual	334,685	—	334,685
CAD	50,830	9/06/24	3 Month CDOR	1.650%	Semi-Annual/ Semi-Annual	(226,840)	—	(226,840)
USD	38,150	9/10/24	1.360%	3 Month LIBOR	Semi-Annual/ Quarterly	288,310	—	288,310
MXN	117,100	9/11/26	4 Week TIIE	6.290%	Monthly/Monthly	(58,627)	—	(58,627)
CAD	8,010	12/05/46	2.310%	3 Month CDOR	Semi-Annual/ Semi-Annual	(406,253)	—	(406,253)
GBP	8,700	10/09/49	0.745%	6 Month LIBOR	Semi-Annual/ Semi-Annual	448,469	—	448,469
JPY	1,715,000	10/11/49	6 Month LIBOR	0.437%	Semi-Annual/ Semi-Annual	77,848	—	77,848

						$(5,203,113)	$16,675	$(5,219,788)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Deutsche Bank AG
iTraxx Australia Series 25, 5 Year Index, 6/20/21*	(1.00)%	Quarterly	0.10%	USD	55,920	$(885,926)	$319,070	$(1,204,996)
iTraxx Japan Series 24, 5 Year Index, 12/20/20*	(1.00)	Quarterly	0.05	JPY	3,720,370	(416,614)	(60,599)	(356,015)
Goldman Sachs International
United Mexican States, 4.150%, 3/28/27, 12/20/19*	(1.00)	Quarterly	0.18	USD	32,970	(75,713)	(5,365)	(70,348)

Sale Contracts
Bank of America, NA
Genworth Holdings, Inc., 4.800%, 2/15/24, 6/20/20*	5.00	Quarterly	1.08	USD	300	9,248	1,691	7,557

abfunds.com	AB UNCONSTRAINED BOND FUND | 65

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
iTraxx Australia Series 25, 5 Year Index, 6/20/21*	1.00%	Quarterly	0.10%	USD	25,820	$409,059	$(9,011)	$418,070
Barclays Bank PLC
Assured Guaranty Municipal Corp., 6.110%, 6/29/15, 6/20/20*	5.00	Quarterly	0.08	USD	300	11,219	3,020	8,199
iTraxx Japan Series 24, 5 Year Index, 12/20/20*	1.00	Quarterly	0.05	JPY	3,720,370	418,528	177,877	240,651
United Mexican States, 4.150%, 3/28/27, 12/20/19*	1.00	Quarterly	0.18	USD	14,620	32,762	(3,041)	35,803
United Mexican States, 4.150%, 3/28/27, 12/20/19*	1.00	Quarterly	0.18	USD	18,350	42,139	(2,609)	44,748
Citibank, NA iTraxx Australia Series 25, 5 Year Index, 6/20/21*	1.00	Quarterly	0.10	USD	30,100	476,866	(48,871)	525,737
Nabors Industries, Inc., 5.500%, 1/15/23, 6/20/20*	1.00	Quarterly	2.97	USD	300	(3,400)	(4,589)	1,189
Safeway Inc., 7.250%, 2/01/31, 6/20/20*	1.00	Quarterly	0.15	USD	300	1,985	(3,346)	5,331
Staples, Inc., 8.500%, 9/15/25, 6/20/20*	1.00	Quarterly	0.35	USD	300	1,603	(1,631)	3,234
Credit Suisse International
Avon Products, Inc., 5.000%, 3/15/23, 6/20/20*	1.00	Quarterly	0.25	USD	300	1,788	(7,089)	8,877

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PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.42%	USD	8,810	$(751,346)	$133,011	$(884,357)
Freeport-McMoran, Inc., 3.550%, 3/01/22, 6/20/20*	1.00	Quarterly	0.18	USD	300	1,927	(2,905)	4,832
Teck Resources Ltd., 3.750%, 2/01/23, 6/20/20*	1.00	Quarterly	0.20	USD	300	1,889	(3,089)	4,978
Transocean Inc., 3.800%, 10/15/22, 6/20/20*	1.00	Quarterly	2.59	USD	300	(2,670)	(8,653)	5,983
Deutsche Bank AG
iTraxx Japan Series 32, 5 Year Index, 12/20/24*	1.00	Quarterly	0.59	JPY	3,280,190	(669,865)	(577,902)	(91,963)

						$(1,396,521)	$(104,031)	$(1,292,490)

*	Termination date

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Pay Total Return on Reference Obligation
Citibank, NA
Portugal Government Bond 2.125% 10/17/2028	(0.70)%	Maturity	EUR	21,257	12/27/19	$351,016

**	Principal amount less than 500.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2019, the aggregate market value of these securities amounted to $40,781,502 or 22.0% of net assets.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(c)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open exchange-traded derivatives.

abfunds.com	AB UNCONSTRAINED BOND FUND | 67

PORTFOLIO OF INVESTMENTS (continued)

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)	Non-income producing security.

(f)	Fair valued by the Adviser.

(g)	Illiquid security.

(h)	Convertible security.

(i)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at October 31, 2019.

(j)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.78% of net assets as of October 31, 2019, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Exide Technologies 7.25%, 4/30/27	5/24/17	$212,786	$63,914	0.03%
Exide Technologies 11.00%, 10/31/24	5/24/17	119,539	106,085	0.06%
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 4.054%, 3/27/24	3/21/19	315,129	314,349	0.17%
SoFi Consumer Loan Program Trust Series 2018-1, Class R1 Zero Coupon, 2/25/27	2/01/18	1,500,021	842,924	0.45%
Terraform Global Operating LLC 6.125%, 3/01/26	6/04/19	85,200	87,125	0.05%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	1/23/14	477,435	30,067	0.02%

(k)	Defaulted.

(l)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(m)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2019.

(n)	Defaulted matured security.

(o)	IO – Interest Only.

(p)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(q)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at October 31, 2019.

(r)

This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(s)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2019.

(t)	The rate shown represents the 7-day yield as of period end.

(u)	Affiliated investments.

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PORTFOLIO OF INVESTMENTS (continued)

Currency Abbreviations:

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

COP – Colombian Peso

DOP – Dominican Peso

EUR – Euro

GBP – Great British Pound

HUF – Hungarian Forint

IDR – Indonesian Rupiah

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

USD – United States Dollar

Glossary:

12MTA – 12 Month Treasury Average

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

ETF – Exchange Traded Fund

EURIBOR – Euro Interbank Offered Rate

GMTN – Global Medium Term Note

IRS – Interest Rate Swaption

LIBOR – London Interbank Offered Rates

MSCI – Morgan Stanley Capital International

OAT – Obligations Assimilables du Trésor

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

SPDR – Standard & Poor’s Depository Receipt

TIIE – Banco de México Equilibrium Interbank Interest Rate

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

abfunds.com	AB UNCONSTRAINED BOND FUND | 69

STATEMENT OF ASSETS & LIABILITIES

October 31, 2019

Assets
Investments in securities, at value
Unaffiliated issuers (cost $173,116,774)	$173,611,074
Affiliated issuers (cost $3,999,804)	3,999,804
Cash collateral due from broker	12,347,673
Market value of credit default swaps (net premiums paid $100,996)	1,409,013
Unaffiliated dividends and interest receivable	1,316,137
Unrealized appreciation on forward currency exchange contracts	424,187
Unrealized appreciation on total return swaps	351,016
Receivable for capital stock sold	320,846
Receivable for variation margin on centrally cleared swaps	45,777
Affiliated dividends receivable	8,827
Receivable for investment securities sold	7,108

Total assets	193,841,462

Liabilities
Swaptions written, at value (premiums received $445,238)	1,036,230
Market value of credit default swaps (net premiums received $205,027)	2,805,534
Payable for investment securities purchased	1,110,316
Cash collateral received from broker	860,000
Unrealized depreciation on forward currency exchange contracts	716,015
Payable for variation margin on futures	581,759
Payable for terminated total return swaps	464,925
Payable for variation margin on centrally cleared swaps	288,596
Payable for capital stock redeemed	158,048
Advisory fee payable	63,789
Dividends payable	42,558
Administrative fee payable	26,056
Due to Custodian (includes foreign currency overdraft of $298 with a cost of $294)	19,308
Distribution fee payable	7,409
Transfer Agent fee payable	6,587
Directors’ fee payable	1,936
Accrued expenses and other liabilities	325,768

Total liabilities	8,514,834

Net Assets	$185,326,628

Composition of Net Assets
Capital stock, at par	$23,777
Additional paid-in capital	215,240,832
Accumulated loss	(29,937,981)

$185,326,628

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$14,855,229	1,902,238	$7.81	*

B	$51,516	6,584	$7.82

C	$4,459,650	570,816	$7.81

Advisor	$143,912,339	18,460,907	$7.80

R	$576,004	73,299	$7.86

K	$315,188	40,098	$7.86

I	$53,142	6,826	$7.79

Z	$21,103,560	2,715,916	$7.77

*	The maximum offering price per share for Class A shares was $8.16, which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB UNCONSTRAINED BOND FUND | 71

STATEMENT OF OPERATIONS

Year Ended October 31, 2019

Investment Income
Interest (net of foreign taxes withheld of $858)	$8,613,493
Dividends
Affiliated issuers	150,527
Unaffiliated issuers	119,194	$8,883,214

Expenses
Advisory fee (see Note B)	1,064,632
Transfer agency—Class A	13,087
Transfer agency—Class B	77
Transfer agency—Class C	4,522
Transfer agency—Advisor Class	122,398
Transfer agency—Class R	1,898
Transfer agency—Class K	596
Transfer agency—Class I	69
Transfer agency—Class Z	2,670
Distribution fee—Class A	46,283
Distribution fee—Class B	874
Distribution fee—Class C	62,810
Distribution fee—Class R	3,650
Distribution fee—Class K	745
Custodian	169,305
Audit and tax	146,793
Registration fees	124,752
Administrative	87,737
Printing	55,600
Legal	42,494
Directors’ fees	23,131
Miscellaneous	91,672

Total expenses	2,065,795
Less: expenses waived and reimbursed by the Adviser (see Note B)	(570,914)

Net expenses		1,494,881

Net investment income		7,388,333

See notes to financial statements.

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STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	$(3,017,295	)(a)
Forward currency exchange contracts	(730,364)
Futures	(17,138,676)
Options written	634,976
Swaps	508,734
Swaptions written	1,159,675
Foreign currency transactions	1,892,473
Net change in unrealized appreciation/depreciation on:
Investments	6,358,439	(b)
Forward currency exchange contracts	1,077,089
Futures	(1,117,384)
Options written	35,579
Swaps	(7,787,531)
Swaptions written	(399,260)
Foreign currency denominated assets and liabilities	126,314

Net loss on investment and foreign currency transactions	(18,397,231)

Net Decrease in Net Assets from Operations	$(11,008,898)

(a)	Net of foreign capital gains taxes of $3,854.

(b)	Net of increase in accrued foreign capital gains taxes of $5,674.

See notes to financial statements.

abfunds.com	AB UNCONSTRAINED BOND FUND | 73

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2019		Year Ended October 31, 2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$7,388,333		$8,967,981
Net realized loss on investment and foreign currency transactions	(16,690,477)		(7,070,880)
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	(1,706,754)		(4,350,900)
Contributions from Affiliates (see Note B)	– 0	–	304

Net decrease in net assets from operations	(11,008,898)		(2,453,495)
Distributions to Shareholders
Class A	(479,644)		(521,975)
Class B	(1,602)		(1,182)
Class C	(113,905)		(112,252)
Advisor Class	(4,974,802)		(3,998,853)
Class R	(15,688)		(14,449)
Class K	(7,591)		(4,322)
Class I	(1,599)		(670,193)
Class Z	(415,876)		(284,923)
Return of Capital
Class A	– 0	–	(37,147)
Class B	– 0	–	(84)
Class C	– 0	–	(7,989)
Advisor Class	– 0	–	(284,580)
Class R	– 0	–	(1,028)
Class K	– 0	–	(308)
Class I	– 0	–	(47,695)
Class Z	– 0	–	(20,277)
Capital Stock Transactions
Net decrease	(61,359,372)		(34,571,341)

Total decrease	(78,378,977)		(43,032,093)
Net Assets
Beginning of period	263,705,605		306,737,698

End of period	$185,326,628		$263,705,605

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2019

NOTE A

Significant Accounting Policies

AB Unconstrained Bond Fund, Inc. (the “Fund”) was incorporated in the State of Maryland on October 25, 1995 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Effective August 2, 2019, sales of Class B shares were suspended. On November 7, 2019, all remaining outstanding Class B shares of the Fund were converted to Class A shares. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national

abfunds.com	AB UNCONSTRAINED BOND FUND | 75

NOTES TO FINANCIAL STATEMENTS (continued)

securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign

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NOTES TO FINANCIAL STATEMENTS (continued)

markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

abfunds.com	AB UNCONSTRAINED BOND FUND | 77

NOTES TO FINANCIAL STATEMENTS (continued)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

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NOTES TO FINANCIAL STATEMENTS (continued)

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2019:

Investments in Securities	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$47,561,306		$	– 0	–	$47,561,306
Corporates – Non-Investment Grade		– 0	–	33,825,414			169,999	#	33,995,413
Corporates – Investment Grade		– 0	–	21,459,752			– 0	–	21,459,752
Collateralized Mortgage Obligations		– 0	–	19,738,566			– 0	–	19,738,566
Inflation-Linked Securities		– 0	–	19,047,282			– 0	–	19,047,282
Investment Companies		7,155,195		– 0	–		– 0	–	7,155,195
Governments – Sovereign Bonds		– 0	–	2,818,259			– 0	–	2,818,259
Bank Loans		– 0	–	1,803,807			366,756		2,170,563
Emerging Markets – Sovereigns		– 0	–	2,020,723			– 0	–	2,020,723
Asset-Backed Securities		– 0	–	374,699			1,000,187		1,374,886
Commercial Mortgage-Backed Securities		– 0	–	1,300,224			– 0	–	1,300,224
Emerging Markets – Corporate Bonds		– 0	–	1,144,919			– 0	–	1,144,919
Quasi-Sovereigns		– 0	–	822,065			– 0	–	822,065
Common Stocks		280,039		386,878			132,043		798,960
Options Purchased- Calls		– 0	–	734,496			– 0	–	734,496
Emerging Markets – Treasuries		– 0	–	563,155			– 0	–	563,155
Local Governments – US Municipal Bonds		– 0	–	125,594			– 0	–	125,594
Options Purchased- Puts		– 0	–	12,018			– 0	–	12,018
Warrants		9,713		– 0	–		– 0	–	9,713
Short-Term Investments:
Governments – Treasuries		– 0	–	10,440,533			– 0	–	10,440,533
Investment Companies		3,999,804		– 0	–		– 0	–	3,999,804
Time Deposits		– 0	–	317,452			– 0	–	317,452

Total Investments in Securities		11,444,751		164,497,142			1,668,985		177,610,878

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities	Level 1		Level 2		Level 3			Total
Other Financial Instruments*:
Assets
Futures	$2,312,635		$234,402		$	– 0	–	$2,547,037	†
Forward Currency Exchange Contracts	– 0	–	424,187			– 0	–	424,187
Centrally Cleared Credit Default Swaps	– 0	–	17,983,939			– 0	–	17,983,939	†
Centrally Cleared Interest Rate Swaps	– 0	–	1,546,183			– 0	–	1,546,183	†
Credit Default Swaps	– 0	–	1,409,013			– 0	–	1,409,013
Total Return Swaps	– 0	–	351,016			– 0	–	351,016
Liabilities
Futures	(1,118,864)		– 0	–		– 0	–	(1,118,864	)†
Forward Currency Exchange Contracts	– 0	–	(716,015)			– 0	–	(716,015)
Interest Rate Swaptions Written	– 0	–	(1,036,230)			– 0	–	(1,036,230)
Centrally Cleared Credit Default Swaps	– 0	–	(24,345,038)			– 0	–	(24,345,038	)†
Centrally Cleared Interest Rate Swaps	– 0	–	(6,749,296)			– 0	–	(6,749,296	)†
Credit Default Swaps	– 0	–	(2,805,534)			– 0	–	(2,805,534)

Total	$12,638,522		$150,793,769			$1,668,985		$165,101,276

#	The Fund held securities with zero market value at period end.

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

†

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized

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currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

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NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to reimburse its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .90%, 1.65%, 1.65%, .65%, 1.15%, .90%, .65% and .65% of the daily average net assets for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. For the year ended October 31, 2019, such reimbursements/waivers amounted to $564,148. This fee waiver and/or expense reimbursement agreement extends through January 31, 2020 and then may be extended by the Adviser for additional one-year terms.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2019, the reimbursement for such services amounted to $87,737.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $46,211 for the year ended October 31, 2019.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $384 from the sale of Class A shares and received $21, $43 and $116 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2019.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in

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an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2019, such waiver amounted to $6,766.

A summary of the Fund’s transactions in AB mutual funds for the year ended October 31, 2019 is as follows:

Fund	Market Value 10/31/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/19 (000)	Dividend Income (000)
Government Money Market Portfolio	$7,220	$236,697	$239,917	$4,000	$151

During the year ended October 31, 2018, the Adviser reimbursed the Fund $304 for an overdraft incurred due to a trade entry error.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), through an initial public offering. AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.3% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns 10.1% of the outstanding shares of common stock of AXA Equitable and no longer owns a controlling interest in AXA Equitable. AXA previously announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining AXA Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into AXA Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of AXA Equitable common stock.

The latest transaction under the Plan, which occurred on November 13, 2019, resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and was deemed an “assignment” causing a termination of the Fund’s investment advisory agreement. In order to ensure that investment advisory services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved a new investment advisory agreement with the Adviser. Shareholders of the Fund subsequently approved the new investment advisory agreement, which became effective on November 13, 2019.

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NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $8,330,995, $2,177,169, $46,950 and $13,488 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2019 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$62,181,494	$80,275,643
U.S. government securities	43,882,256	58,172,311

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$177,170,657

Gross unrealized appreciation	$18,616,544
Gross unrealized depreciation	(24,495,102)

Net unrealized depreciation	$(5,878,558)

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1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2019, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets

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and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2019, the Fund held futures for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

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When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the year ended October 31, 2019, the Fund held purchased options for hedging and non-hedging purposes.

During the year ended October 31, 2019, the Fund held written options for hedging and non-hedging purposes.

During the year ended October 31, 2019, the Fund held purchased swaptions for hedging and non-hedging purposes.

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During the year ended October 31, 2019, the Fund held written swaptions for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

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Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on

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a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2019, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligation with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments.

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The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended October 31, 2019, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended October 31, 2019, the Fund held total return swaps for hedging and non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the year ended October 31, 2019, the Fund held variance swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce

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its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the year ended October 31, 2019, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$1,538,304	*	Receivable/Payable for variation margin on centrally cleared swaps	$6,758,092	*

Interest rate contracts	Receivable/Payable for variation margin on futures	1,782,385	*	Receivable/Payable for variation margin on futures	974,734	*

Interest rate contracts				Swaptions written, at value	1,036,230

Interest rate contracts	Investments in securities, at value	746,514

Interest rate contracts	Unrealized appreciation on total return swaps	351,016

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	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$424,187		Unrealized depreciation on forward currency exchange contracts	$716,015

Credit contracts	Market value of credit default swaps	1,409,013		Market value of credit default swaps	2,805,534

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	3,057,010	*	Receivable/Payable for variation margin on centrally cleared swaps	7,296,453	*

Equity contracts	Receivable/Payable for variation margin on futures	764,652	*	Receivable/Payable for variation margin on futures	144,130	*

Total		$10,073,081			$19,731,188

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/depreciation on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/depreciation on swaps	$3,847,081	$(3,283,046)

Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/depreciation on futures	(17,582,535)	(258,789)

Interest rate contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	(1,217,192)	(526,080)

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Interest rate contracts	Net realized gain/(loss) on swaptions written; Net change in unrealized appreciation/depreciation on swaptions written	$1,142,663	$(399,260)

Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation on forward currency exchange contracts	(730,364)	1,077,089

Foreign currency contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	(266,257)	(49,712)

Foreign currency contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	234,156	(42,679)

Foreign currency contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/depreciation on swaps	(289,190)	4,771

Credit contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	1,674	– 0	–

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/depreciation on swaps	$(4,064,980)	$(3,554,146)

Credit Contracts	Net realized gain/(loss) on swaptions written; Net change in unrealized appreciation/depreciation on swaptions written	17,012	– 0	–

Equity contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	1,015,823	(955,110)

Equity contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/depreciation on futures	443,859	(858,595)

Equity contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	(57,747)	(191,741)
Equity contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	400,820	78,258

Total		$(17,105,177)	$(8,959,040)

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2019:

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$535,580,457
Average notional amount of sale contracts	$271,567,694

Centrally Cleared Interest Rate Swaps
Average notional amount	$979,037,069

Credit Default Swaps:
Average notional amount of buy contracts	$263,028,387
Average notional amount of sale contracts	$157,493,868

Forward Currency Exchange Contracts:
Average principal amount on buy contracts	$53,683,304
Average principal amount on sale contracts	$81,252,737

Futures:
Average notional amount of buy contracts	$384,125,628
Average notional amount of sale contracts	$552,467,781

Interest Rate Swaps:
Average notional amount	$1,600,000	(a)

Total Return Swaps:
Average notional amount	$41,673,589

Variance Swaps:
Average notional amount	$83,054	(b)

Options Written:
Average notional amount	$37,219,680	(c)

Purchased Options:
Average notional amount	$41,364,207	(b)

Purchased Swaptions:
Average notional amount	$309,823,421

Swaptions Written:
Average notional amount	$194,290,689

(a)	Positions were open for less than one month during the period.

(b)	Positions were open for six months during the period.

(c)	Positions were open for eight months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2019. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Bank of America, NA	$430,147	$(27,018)	$(403,129)	$	– 0	–	$	– 0	–
Barclays Bank PLC	807,244	(377,079)	– 0	–	(321,489)	108,676
Brown Brothers Harriman & Co.	4,171	(4,171)	– 0	–	– 0	–	– 0	–
Citibank, NA	849,818	(55,886)	(410,000)	– 0	–	383,932
Credit Suisse International	139,129	(139,129)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	34,884	(34,884)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, NA	30,669	– 0	–	– 0	–	– 0	–	30,669
Morgan Stanley Capital Services LLC	568,563	(568,563)	– 0	–	– 0	–	– 0	–
Royal Bank of Scotland PLC	44,733	(44,733)	– 0	–	– 0	–	– 0	–
Standard Chartered Bank	21,372	(21,372)	– 0	–	– 0	–	– 0	–

Total	$2,930,730	$(1,272,835)	$(813,129)	$(321,489)	$523,277	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Bank of America, NA	$27,018	$(27,018)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	377,079	(377,079)	– 0	–	– 0	–	– 0	–
Brown Brothers Harriman & Co.	10,650	(4,171)	– 0	–	– 0	–	6,479
Citibank, NA	55,886	(55,886)	– 0	–	– 0	–	– 0	–
Credit Suisse International	825,828	(139,129)	– 0	–	(686,699)	– 0	–
Deutsche Bank AG	1,972,405	– 0	–	– 0	–	(1,972,405)	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	275,477	(34,884)	– 0	–	(64,598)	175,995
Morgan Stanley Capital Services LLC	664,431	(568,563)	– 0	–	(51,881)	43,987
Royal Bank of Scotland PLC	319,028	(44,733)	– 0	–	– 0	–	274,295
Standard Chartered Bank	29,977	(21,372)	– 0	–	– 0	–	8,605

Total	$4,557,779	$(1,272,835)	$	– 0	–	$(2,775,583)	$509,361	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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NOTES TO FINANCIAL STATEMENTS (continued)

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and may receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

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NOTES TO FINANCIAL STATEMENTS (continued)

As of October 31, 2019, the Fund had the following unfunded loan commitment which could be extended at the option of borrower pursuant to the respective loan agreement. The unrealized appreciation on such loan was $2.

Borrower	Unfunded Loan Participation Commitment	Funded
Allied Universal Holdco LLC (fka USAGM Holdco, LLC) 2019 Delayed Draw Term	$1,474	$	– 0	–

As of October 31, 2019, the Fund had no bridge loan commitment outstanding.

During the year ended October 31, 2019, the Fund received no commitment fees or additional funding fees.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018

Class A
Shares sold	110,067	761,128	$904,595	$6,551,664

Shares issued in reinvestment of dividends	42,949	49,313	349,209	421,839

Shares converted from Class B	4,637	2,111	37,260	18,227

Shares converted from Class C	103,592	53,730	828,179	460,981

Shares redeemed	(1,132,087)	(2,253,720)	(9,251,460)	(19,260,412)

Net decrease	(870,842)	(1,387,438)	$(7,132,217)	$(11,807,701)

Class B
Shares sold	90	472	$735	$4,047

Shares issued in reinvestment of dividends	196	140	1,597	1,200

Shares converted to Class A	(4,632)	(2,108)	(37,260)	(18,226)

Shares redeemed	(2,613)	(2,337)	(21,217)	(20,181)

Net decrease	(6,959)	(3,833)	$(56,145)	$(33,160)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018

Class C
Shares sold	273	61,492	$2,256	$529,860

Shares issued in reinvestment of dividends	10,171	10,734	82,834	91,851

Shares converted to Class A	(103,592)	(53,699)	(828,179)	(460,981)

Shares redeemed	(419,665)	(535,902)	(3,467,599)	(4,576,566)

Net decrease	(512,813)	(517,375)	$(4,210,688)	$(4,415,836)

Advisor Class
Shares sold	4,807,515	10,962,843	$39,214,884	$93,753,202

Shares issued in reinvestment of dividends	463,710	384,284	3,758,904	3,277,680

Shares redeemed	(11,555,016)	(9,170,594)	(94,054,952)	(78,324,544)

Net increase (decrease)	(6,283,791)	2,176,533	$(51,081,164)	$18,706,338

Class R
Shares sold	19,943	37,319	$166,077	$321,289

Shares issued in reinvestment of dividends	1,918	1,794	15,687	15,395

Shares redeemed	(58,886)	(86,967)	(488,306)	(747,865)

Net decrease	(37,025)	(47,854)	$(306,542)	$(411,181)

Class K
Shares sold	7,667	6,347	$62,054	$54,926

Shares issued in reinvestment of dividends	933	538	7,590	4,622

Shares redeemed	(1,997)	(1,765)	(15,960)	(15,252)

Net increase	6,603	5,120	$53,684	$44,296

Class I
Shares sold	1,613	129,583	$13,124	$1,123,301

Shares issued in reinvestment of dividends	198	84,075	1,598	717,888

Shares redeemed	(901,754)	(4,839,492)	(7,583,208)	(40,924,019)

Net decrease	(899,943)	(4,625,834)	$(7,568,486)	$(39,082,830)

Class Z
Shares sold	1,407,728	1,266,177	$11,106,902	$10,815,060

Shares issued in reinvestment of dividends	51,728	35,867	415,875	305,199

Shares redeemed	(315,733)	(1,028,128)	(2,580,591)	(8,691,526)

Net increase	1,143,723	273,916	$8,942,186	$2,428,733

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade or dispose of than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

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NOTES TO FINANCIAL STATEMENTS (continued)

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years illiquid risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk

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NOTES TO FINANCIAL STATEMENTS (continued)

restraints that have led to reduced inventories. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”)

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NOTES TO FINANCIAL STATEMENTS (continued)

intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2019.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2019 and October 31, 2018 were as follows:

	2019		2018
Distributions paid from:
Ordinary income	$6,010,707		$5,608,150

Total taxable distributions paid	6,010,707		5,608,150
Return of Capital	– 0	–	399,107

Total distributions paid	$6,010,707		$6,007,257

As of October 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$6,341,146
Accumulated capital and other losses	(30,105,206	)(a)
Unrealized appreciation/(depreciation)	(5,772,157	)(b)

Total accumulated earnings/(deficit)	$(29,536,217	)(c)

(a)

As of October 31, 2019, the Fund had a net capital loss carryforward of $29,928,024. The Fund also had $1,313,588 of capital loss carryforwards expire during the fiscal year. As of October 31, 2019, the cumulative deferred loss on straddles was $177,182.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of swaps, the tax deferral of losses on wash sales, the tax treatment of partnership investments, and amortization on callable bonds.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax, the tax treatment of defaulted securities, and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2019, the Fund had a net short-term capital loss carryforward of $12,079,797 and a net long-term capital loss carryforward of $17,848,227, which may be carried forward for an indefinite period.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the current fiscal year, permanent differences primarily due to the expiration of capital loss carryforwards and the tax treatment of defaulted securities resulted in a net decrease in accumulated loss and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables– Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Fund.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 8.45	$ 8.69	$ 8.62	$ 8.47	$ 8.67

Income From Investment Operations

Net investment income(a)(b)	.27	.20	.22	.24	.22

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.69)	(.29)	.14	.06	(.19)

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.01	.01

Net increase (decrease) in net asset value from operations	(.42)	(.09)	.36	.31	.04

Less: Dividends and Distributions

Dividends from net investment income	(.22)	(.14)	(.28)	(.16)	(.24)

Return of capital	– 0	–	(.01)	(.01)	– 0	–	– 0	–

Total dividends and distributions	(.22)	(.15)	(.29)	(.16)	(.24)

Net asset value, end of period	$ 7.81	$ 8.45	$ 8.69	$ 8.62	$ 8.47

Total Return

Total investment return based on net asset value(d)†*	(5.07	)%^	(1.01)%	4.24	%^	3.74	%^	.49%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$14,855	$23,445	$36,136	$41,061	$50,031

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)+	.90%	.89%	.92%	.91%	.90%

Expenses, before waivers/reimbursements(e)(f)+	1.17%	1.07%	1.08%	1.07%	1.06%

Net investment income(b)	3.26%	2.35%	2.57%	2.80%	2.51%

Portfolio turnover rate	59%	67%	66%	137%	149%

+ Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.01%	.02%	.01%	.00%

See footnote summary on pages 114-115.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Year Ended October 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 8.47	$ 8.70	$ 8.62	$ 8.48	$ 8.68

Income From Investment Operations

Net investment income(a)(b)	.21	.16	.16	.15	.15

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.71)	(.30)	.14	.08	(.18)

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.01	.01

Net increase (decrease) in net asset value from operations	(.50)	(.14)	.30	.24	(.02)

Less: Dividends and Distributions

Dividends from net investment income	(.15)	(.08)	(.21)	(.10)	(.18)

Return of capital	– 0	–	(.01)	(.01)	– 0	–	– 0	–

Total dividends and distributions	(.15)	(.09)	(.22)	(.10)	(.18)

Net asset value, end of period	$ 7.82	$ 8.47	$ 8.70	$ 8.62	$ 8.48

Total Return

Total investment return based on net asset value(d)†*	(5.90	)%^	(1.65)%	3.52%	2.85%	(.23)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$52	$115	$151	$232	$442

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)+	1.65%	1.64%	1.66%	1.65%	1.60%

Expenses, before waivers/reimbursements(e)(f)+	1.93%	1.84%	1.86%	1.81%	1.76%

Net investment income(b)	2.60%	1.87%	1.82%	1.82%	1.71%

Portfolio turnover rate	59%	67%	66%	137%	149%

+ Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.01%	.02%	.01%	.00%

See footnote summary on pages 114-115.

abfunds.com	AB UNCONSTRAINED BOND FUND | 107

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 8.46	$ 8.69	$ 8.62	$ 8.47	$ 8.67

Income From Investment Operations

Net investment income(a)(b)	.21	.14	.16	.18	.17

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.71)	(.28)	.13	.06	(.19)

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.01	.01

Net increase (decrease) in net asset value from operations	(.50)	(.14)	.29	.25	(.01)

Less: Dividends and Distributions

Dividends from net investment income	(.15)	(.08)	(.21)	(.10)	(.19)

Return of capital	– 0	–	(.01)	(.01)	– 0	–	– 0	–

Total dividends and distributions	(.15)	(.09)	(.22)	(.10)	(.19)

Net asset value, end of period	$ 7.81	$ 8.46	$ 8.69	$ 8.62	$ 8.47

Total Return

Total investment return based on net asset value(d)†*	(5.91	)%^	(1.64)%	3.43	%^	2.98%	(.19)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$4,460	$9,164	$13,908	$21,247	$26,119

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)+	1.65%	1.64%	1.66%	1.65%	1.60%

Expenses, before waivers/reimbursements(e)(f)+	1.92%	1.82%	1.83%	1.81%	1.77%

Net investment income(b)	2.56%	1.68%	1.85%	2.08%	1.95%

Portfolio turnover rate	59%	67%	66%	137%	149%

+ Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.01%	.02%	.01%	.00%

See footnote summary on pages 114-115.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 8.44	$ 8.67	$ 8.61	$ 8.46	$ 8.66

Income From Investment Operations

Net investment income(a)(b)	.29	.27	.24	.25	.25

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.69)	(.33)	.13	.07	(.19)

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.01	.01

Net increase (decrease) in net asset value from operations	(.40)	(.06)	.37	.33	.07

Less: Dividends and Distributions

Dividends from net investment income	(.24)	(.16)	(.30)	(.18)	(.27)

Return of capital	– 0	–	(.01)	(.01)	– 0	–	– 0	–

Total dividends and distributions	(.24)	(.17)	(.31)	(.18)	(.27)

Net asset value, end of period	$ 7.80	$ 8.44	$ 8.67	$ 8.61	$ 8.46

Total Return

Total investment return based on net asset value(d)†*	(4.83	)%^	(.64)%	4.39	%^	4.02	%^	.80%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$143,912	$208,884	$195,764	$162,255	$220,195

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)+	.65%	.64%	.67%	.65%	.60%

Expenses, before waivers/reimbursements(e)(f)+	.92%	.82%	.83%	.81%	.76%

Net investment income(b)	3.53%	3.20%	2.79%	3.02%	2.89%

Portfolio turnover rate	59%	67%	66%	137%	149%

+ Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.01%	.02%	.01%	.00%

See footnote summary on pages 114-115.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended October 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 8.49	$ 8.71	$ 8.62	$ 8.46	$ 8.65

Income From Investment Operations

Net investment income(a)(b)	.26	.19	.20	.21	.21

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.71)	(.29)	.14	.07	(.20)

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.01	.01

Net increase (decrease) in net asset value from operations	(.45)	(.10)	.34	.29	.02

Less: Dividends and Distributions

Dividends from net investment income	(.18)	(.11)	(.24)	(.13)	(.21)

Return of capital	– 0	–	(.01)	(.01)	– 0	–	– 0	–

Total dividends and distributions	(.18)	(.12)	(.25)	(.13)	(.21)

Net asset value, end of period	$ 7.86	$ 8.49	$ 8.71	$ 8.62	$ 8.46

Total Return

Total investment return based on net asset value(d)†*	(5.35	)%^	(1.21)%	4.02%	3.43	%^	.35%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$576	$937	$1,378	$911	$1,126

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)+	1.15%	1.14%	1.16%	1.15%	1.10%

Expenses, before waivers/reimbursements(e)(f)+	1.60%	1.51%	1.52%	1.48%	1.46%

Net investment income(b)	3.10%	2.26%	2.33%	2.53%	2.48%

Portfolio turnover rate	59%	67%	66%	137%	149%

+ Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.01%	.02%	.01%	.00%

See footnote summary on pages 114-115.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended October 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 8.50	$ 8.72	$ 8.64	$ 8.49	$ 8.68

Income From Investment Operations

Net investment income(a)(b)	.25	.24	.22	.25	.22

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.68)	(.32)	.14	.04	(.18)

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.01	.01

Net increase (decrease) in net asset value from operations	(.43)	(.08)	.36	.30	.05

Less: Dividends and Distributions

Dividends from net investment income	(.21)	(.13)	(.27)	(.15)	(.24)

Return of capital	– 0	–	(.01)	(.01)	– 0	–	– 0	–

Total dividends and distributions	(.21)	(.14)	(.28)	(.15)	(.24)

Net asset value, end of period	$ 7.86	$ 8.50	$ 8.72	$ 8.64	$ 8.49

Total Return

Total investment return based on net asset value(d)†*	(5.15	)%^	(.89)%	4.23%	3.63%	.55%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$315	$285	$248	$221	$181

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)+	.90%	.89%	.92%	.90%	.85%

Expenses, before waivers/reimbursements(e)(f)+	1.30%	1.20%	1.20%	1.17%	1.12%

Net investment income(b)	3.10%	2.80%	2.54%	2.94%	2.55%

Portfolio turnover rate	59%	67%	66%	137%	149%

+ Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.01%	.02%	.01%	.00%

See footnote summary on pages 114-115.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended October 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 8.43	$ 8.66	$ 8.60	$ 8.45	$ 8.65

Income From Investment Operations

Net investment income(a)(b)	.12	.20	.25	.27	.25

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.53)	(.25)	.12	.06	(.19)

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.01	.01

Net increase (decrease) in net asset value from operations	(.41)	(.05)	.37	.34	.07

Less: Dividends and Distributions

Dividends from net investment income	(.23)	(.17)	(.30)	(.19)	(.27)

Return of capital	– 0	–	(.01)	(.01)	– 0	–	– 0	–

Total dividends and distributions	(.23)	(.18)	(.31)	(.19)	(.27)

Net asset value, end of period	$ 7.79	$ 8.43	$ 8.66	$ 8.60	$ 8.45

Total Return

Total investment return based on net asset value(d)†*	(4.88	)%^	(.59	)%^	4.44	%^	4.07	%^	.78%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$53	$7,640	$47,915	$45,629	$44,242

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)+	.65%	.64%	.67%	.65%	.60%

Expenses, before waivers/reimbursements(e)(f)+	.80%	.76%	.80%	.77%	.78%

Net investment income(b)	1.44%	2.32%	2.84%	3.17%	2.93%

Portfolio turnover rate	59%	67%	66%	137%	149%

+ Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.01%	.02%	.01%	.00%

See footnote summary on pages 114-115.

112 | AB UNCONSTRAINED BOND FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
Year Ended October 31,	November 4, 2014(g) to October 31, 2015
2019	2018	2017	2016

Net asset value, beginning of period	$ 8.42	$ 8.66	$ 8.59	$ 8.45	$ 8.65

Income From Investment Operations

Net investment income(a)(b)	.29	.26	.25	.28	.31

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.70)	(.32)	.13	.04	(.25)

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.01	.01

Net increase (decrease) in net asset value from operations	(.41)	(.06)	.38	.33	.07

Less: Dividends and Distributions

Dividends from net investment income	(.24)	(.17)	(.30)	(.19)	(.27)

Return of capital	– 0	–	(.01)	(.01)	– 0	–	– 0	–

Total dividends and distributions	(.24)	(.18)	(.31)	(.19)	(.27)

Net asset value, end of period	$ 7.77	$ 8.42	$ 8.66	$ 8.59	$ 8.45

Total Return

Total investment return based on net asset value(d)†*	(4.91	)%^	(.70)%	4.57%	3.94%	.85%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$21,104	$13,237	$11,238	$9,587	$2,031

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)+	.65%	.64%	.67%	.65%	.60	%(h)

Expenses, before waivers/reimbursements(e)(f)+	.87%	.78%	.80%	.78%	.80	%(h)

Net investment income(b)	3.53%	3.10%	2.86%	3.31%	3.68	%(h)

Portfolio turnover rate	59%	67%	66%	137%	149%

+ Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.01%	.02%	.01%	.00%

See footnote summary on pages 114-115.

abfunds.com	AB UNCONSTRAINED BOND FUND | 113

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $0.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses but bears proportionate shares of the acquired fund fees and expenses (i.e. operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended October 31, 2018, October 31, 2017 and October 31, 2016, such waiver amounted to 0.01%, 0.02% and 0.01%, respectively.

(f)	The expense ratios presented below exclude non-operating expense:

	Year Ended October 31,
	2019	2018	2017	2016	2015

Class A
Net of waivers/reimbursements…	.90%	.89%	.88%	.89%	.90%
Before waivers/reimbursements…	1.17%	1.07%	1.04%	1.05%	1.06%
Class B
Net of waivers/reimbursements…	1.65%	1.64%	1.63%	1.63%	1.60%
Before waivers/reimbursements…	1.93%	1.84%	1.83%	1.78%	1.76%
Class C
Net of waivers/reimbursements…	1.65%	1.64%	1.63%	1.63%	1.60%
Before waivers/reimbursements…	1.92%	1.82%	1.80%	1.79%	1.77%
Advisor Class
Net of waivers/reimbursements…	.65%	.64%	.63%	.63%	.60%
Before waivers/reimbursements…	.92%	.82%	.79%	.78%	.76%
Class R
Net of waivers/reimbursements…	1.15%	1.14%	1.13%	1.13%	1.10%
Before waivers/reimbursements…	1.60%	1.51%	1.49%	1.46%	1.46%
Class K
Net of waivers/reimbursements…	.90%	.89%	.88%	.88%	.85%
Before waivers/reimbursements…	1.30%	1.20%	1.16%	1.15%	1.12%
Class I
Net of waivers/reimbursements…	.65%	.64%	.63%	.63%	.60%
Before waivers/reimbursements…	.80%	.76%	.76%	.75%	.78%

					November 4, 2014(g) to October 31, 2015
	2019	2018	2017	2016

Class Z
Net of waivers/reimbursements	.65%	.64%	.63%	.63%	.60	%(h)
Before waivers/reimbursements	.87%	.78%	.76%	.76%	.80	%(h)

114 | AB UNCONSTRAINED BOND FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(g)	Commencement of distribution.

(h)	Annualized.

^

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

*

Includes the impact of proceeds received, and credited to the Fund resulting from class action settlements, which enhanced the performance of each share class, for the years ended October 31, 2017 and October 31, 2016, by 0.05% and 0.01%, respectively.

†	Includes the impact of reimbursements from the Adviser which enhanced the Fund’s performance for the years ended October 31, 2016 and October 31, 2015 by 0.08% and 0.08%, respectively.

See notes to financial statements.

abfunds.com	AB UNCONSTRAINED BOND FUND | 115

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB Unconstrained Bond Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Unconstrained Bond Fund, Inc. (the “Fund”), including the portfolio of investments, as of October 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation

116 | AB UNCONSTRAINED BOND FUND	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

of securities owned as of October 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 27, 2019

abfunds.com	AB UNCONSTRAINED BOND FUND | 117

2019 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2019. For foreign shareholders, 47.31% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2020.

118 | AB UNCONSTRAINED BOND FUND	abfunds.com

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer	Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Scott A. DiMaggio(2), Vice President Gershon M. Distenfeld(2), Vice President Douglas J. Peebles(2), Vice President Dimitri Silva(2), Vice President John Taylor(2), Vice President	Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller Vincent S. Noto, Chief Compliance Officer

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein

Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income Investment Team and the Global Credit Investment Team. Messrs. DiMaggio, Distenfeld, Peebles, Silva and Taylor are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB UNCONSTRAINED BOND FUND | 119

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith,† 1345 Avenue of the Americas New York, NY 10105 59 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), and the head of AllianceBernstein Investments, Inc. (“ABI”), since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.,# Chairman of the Board 78 (2014)	Private Investor since prior to 2014. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi- conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non- profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	91	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey,# 75 (2005)	Private Investor since prior to 2014. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2014 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	91	None

abfunds.com	AB UNCONSTRAINED BOND FUND | 121

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,# 71 (2006)	Private Investor since prior to 2014. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,# 64 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,# 67 (2008)	Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Earl D. Weiner,# 80 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	91	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Dept.—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

†	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 59	President and Chief Executive Officer	See biography above.

Scott A. DiMaggio 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014. He is also Co-Head of Fixed-Income.

Gershon M. Distenfeld 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014. He is also Co-Head of Fixed Income.

Douglas J. Peebles 54	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014. He is also Chief Investment Officer of Fixed Income.

Dimitri Silva 37	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2014.

John Taylor 42	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014. He is also Co-Head – European Fixed-Income.

Emilie D. Wrapp 64	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2014.

Michael B. Reyes 43	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2014.

Joseph J. Mantineo 60	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2014.

Stephen M. Woetzel 48	Controller	Senior Vice President of ABIS**, with which he has been associated since prior to 2014.

Vincent S. Noto 55	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Unconstrained Bond Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on November 6-8, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

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research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits

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relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2018 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the

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directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund is for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the

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Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also discussed economies of scale with their independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio1

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to July 12, 2019, Total Return Bond Portfolio was named Intermediate Bond Portfolio.

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AB UNCONSTRAINED BOND FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

UB-0151-1019

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

	Audit Fees		Audit-Related Fees	Tax Fees
AB Unconstrained Bond Fund	2018	$107,809	$19	$43,106
	2019	$116,997	$—	$29,566

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates		Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Unconstrained Bond Fund	2018	$600,704	$43,125
			$(19)
			$(43,106)
	2019	$767,321	$29,566
			$—
			$(29,566)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Unconstrained Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 30, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 30, 2019

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	December 30, 2019